                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-3956

                        RIVERSOURCE STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
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               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 3/31

Date of reporting period: 3/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
EQUITY VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2009
(Prospectus also enclosed)

RIVERSOURCE EQUITY VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH GROWTH OF CAPITAL AND INCOME.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   24

Statements of Changes in Net
  Assets...........................   26

Financial Highlights...............   28

Notes to Financial Statements......   37

Report of Independent Registered
  Public Accounting Firm...........   53

Federal Income Tax Information.....   55

Board Members and Officers.........   56

Proxy Voting.......................   60




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                          RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------


FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Equity Value Fund (the Fund) Class A shares declined 39.50%
  (excluding sales charge) for the 12 months ended March 31, 2009.

> The Fund outperformed the 42.42% decrease of its benchmark, the Russell
  1000(R) Value Index, for the same period.

> The Fund underperformed the 38.54% decline of the Lipper Large-Cap Value Funds
  Index, representing the Fund's peer group, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2009)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Equity Value Fund
  Class A (excluding sales
  charge)                         -39.50%  -13.56%   -2.58%   -0.98%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     -42.42%  -15.40%   -4.94%   -0.62%
---------------------------------------------------------------------
Lipper Large-Cap Value Funds
  Index                           -38.54%  -13.58%   -4.78%   -1.83%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


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2  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/20/95)                  -39.50%  -13.56%   -2.58%   -0.98%        N/A
---------------------------------------------------------------------------
Class B (inception
  5/14/84)                  -39.94%  -14.20%   -3.31%   -1.73%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -39.97%  -14.21%   -3.33%     N/A       -2.04%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -39.22%  -13.19%   -2.16%     N/A       -2.60%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -39.60%     N/A      N/A      N/A      -20.89%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -39.51%     N/A      N/A      N/A      -20.73%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -39.30%  -13.38%   -2.39%   -0.82%        N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -39.29%     N/A      N/A      N/A      -20.47%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  -39.54%     N/A      N/A      N/A      -20.09%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  3/20/95)                  -42.98%  -15.24%   -3.73%   -1.49%        N/A
---------------------------------------------------------------------------
Class B (inception
  5/14/84)                  -42.68%  -15.19%   -3.64%   -1.73%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -40.52%  -14.21%   -3.33%     N/A       -2.04%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


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                          RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
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         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                     Total fund expenses
----------------------------------------
Class A                     1.11%
----------------------------------------
Class B                     1.88%
----------------------------------------
Class C                     1.87%
----------------------------------------
Class I                     0.69%
----------------------------------------
Class R2                    1.50%
----------------------------------------
Class R3                    1.20%
----------------------------------------
Class R4                    0.97%
----------------------------------------
Class R5                    0.75%
----------------------------------------
Class W                     1.15%
----------------------------------------



* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.


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4  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Equity Value Fund (the Fund) Class A shares declined 39.50% (excluding sales charge) for the 12 months ended March 31, 2009. The Fund outperformed the 42.42% decrease of its benchmark, the Russell 1000(R) Value Index (Russell Index) but underperformed the 38.54% decline of the Lipper Large-Cap Value Funds Index, representing the Fund's peer group for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The annual period ended March 31, 2009 was one investors hope never to see repeated, as the breadth and duration of the equity market correction was the most severe in generations. All sectors comprising the Russell Index declined during the 12 months. Five of the eleven sectors fell more than 50% during the annual period, with financials and the industrials (such as producer durables), energy and materials, experiencing the greatest declines. As the year progressed, dislocations in the financial

SECTOR DIVERSIFICATION(1) (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      4.3%
------------------------------------------------
Consumer Staples                            7.7%
------------------------------------------------
Energy                                     19.5%
------------------------------------------------
Financials                                 14.6%
------------------------------------------------
Health Care                                10.1%
------------------------------------------------
Industrials                                13.7%
------------------------------------------------
Information Technology                     14.2%
------------------------------------------------
Materials                                   6.4%
------------------------------------------------
Telecommunication                           0.7%
------------------------------------------------
Telecommunication Services                  4.9%
------------------------------------------------
Utilities                                   0.3%
------------------------------------------------
Other(2)                                    3.6%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding investments of Cash Collateral for Securities on Loan) as of March 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


landscape gave rise to a systemic decline in the U.S. economy more broadly. This, in turn, led to heightened concerns in the U.S. equity market. These domestic-based conditions were exacerbated by the economic slowdown experienced globally. The result was that all four quarters of the fiscal year witnessed negative returns in the U.S. equity market. That said, the fiscal year ended with a glimmer of positive news, as most of the major U.S. equity market indexes gained some ground in March.

Given the loss experienced by the Fund during the annual period, its outperformance of the Russell Index may be small solace, but it is also a testament to our emphasis on both risk management and investment opportunity. Such relative outperformance by the Fund also indicates that even with a broad based decline of the Russell Index, sector allocation, industry emphasis and security selection decisions can help.

Having only a modest allocation to financials, the worst-performing sector in the Russell Index during the annual period, boosted the Fund's returns most. Within the sector, industry allocation and stock selection also helped. The Fund had modest positions in banking institutions, such as CITIGROUP and BANK OF AMERICA, which lagged during the period, and more significant exposure to property and casualty insurance companies,

TOP TEN HOLDINGS (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Chevron                                     3.8%
------------------------------------------------
Intel                                       3.2%
------------------------------------------------
Wal-Mart Stores                             2.8%
------------------------------------------------
Lorillard                                   2.8%
------------------------------------------------
Hewlett-Packard                             2.3%
------------------------------------------------
ConocoPhillips                              2.2%
------------------------------------------------
AT&T                                        2.0%
------------------------------------------------
Transocean                                  1.9%
------------------------------------------------
Everest Re Group                            1.9%
------------------------------------------------
BP ADR                                      1.8%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


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6  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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such as EVEREST RE, which were comparatively stronger. An increasingly sizable allocation to information technology throughout the fiscal year further contributed to the Fund's results. Within the sector, an emphasis on semiconductor companies, such as INTEL, particularly helped.

Elsewhere, sizable positions in the consumer discretionary sector's discount retail giant WAL-MART STORES and the consumer staples sector's tobacco company LORILLARD helped the Fund's performance, as both of these stocks outpaced the Russell Index for the period. Having only a modest position in industrial conglomerate GENERAL ELECTRIC, which struggled during the period, also proved beneficial.

Maintaining a moderate allocation to utilities, and particularly electric utilities, detracted most from the Fund's results, as this sector outperformed the Russell Index for the annual period. Further hurting the Fund's results was positioning within the energy sector. The Fund had a smaller exposure to integrated oils companies than the Russell Index, which detracted, as this industry was the second-best performing group in the Russell Index during the annual period. Also, within integrated oils, having only a modest holding in the relatively strong performing EXXON MOBIL hurt. At the same time, an emphasis on oil services companies, such as WEATHERFORD INTL and HALLIBURTON, and drilling companies, such as TRANSOCEAN, detracted, as these segments of the energy sector lagged.

In other sectors, sizable positions in CATERPILLAR (industrials) and DOW CHEMICAL (materials) particularly disappointed and detracted from the Fund's annual results.

CHANGES TO THE FUND'S PORTFOLIO
The Fund's positions in financials and industrials notably decreased during the annual period through both market depreciation and active management decisions. We believe the problems these sectors face will last for some time yet. Conversely, the Fund's allocations to health care and utilities increased during the 12 months, in this case, due primarily to market appreciation.

We increased the Fund's cash position to the highest level it has been in some time. We implemented this strategy as a means to effectively manage investment fund flows and have the flexibility to take advantage of attractive buying opportunities created by the equity market's volatility.

--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



Approximately 3% of the Fund's total net assets were in cash or cash equivalents at the end of March 2009.

OUR FUTURE STRATEGY
We expect economic activity, as measured by gross domestic product (GDP), to continue to contract through the first half of 2009. That said, we believe that, looking back, the first quarter of 2009 will likely have proved to be the worst quarter of the current recession and that economic conditions will get better going forward. The real uncertainty at the end of the Fund's fiscal year was what the pace and slope of such improvement will be in the months ahead.

We further believe there is potential for an extension of the March 2009 equity market rally given attractive valuations, large federal government stimulus packages and potential stabilization in the credit markets. Serving as a catalyst to this rally may be volatility levels in the equity markets, which -- while still elevated -- are widely anticipated to be lower than those seen at the end of 2008 and into the first two months of 2009. Further, interest rates are low and are likely to stay that way for a while, and the major drop in oil prices since June 2008 has put cash into consumers' pockets. The biggest catalyst, however, may be the great attention that is being focused on the new U.S. administration's economic policies, which have shown to be biased toward aggressive intervention into and stimulus for the financial markets. Knowing that the U.S. government will be integrally involved in the financial markets and will be taking an active role in corporate governance, the big questions at the end of March were the level of such intervention and the ultimate effectiveness of President Obama's various programs and packages. It is important to note that historically equities rally one to two quarters before an economic recovery takes hold.

Even with the March rally, several factors led us to believe that equity investments were particularly attractive at the end of the annual period. Risk aversion among equity investors remained near a generational high, with valuation spreads between those assets considered risky and those considered comparatively risk-free at levels not seen since the 1970s. Consistent with this were equity market price/earnings ratios close to their lowest levels seen in approximately 20 years. These factors, together with government intervention into the equity markets quicker and larger than

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8  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



any recessionary response ever seen in this country, have created an environment wherein stock selection may become more key to investment performance than sector allocation. Indeed, we believe there may be attractive buying opportunities available in every sector in the months ahead.

Given this view, in those areas where the Fund does not have significant allocations compared with the Russell Index, such as health care, consumer staples, consumer discretionary and utilities, we intend to selectively add to individual positions with uniquely attractive investment criteria. At the same time, we intend to maintain overweight positions in pro-cyclical areas of the Russell Index, such as industrials, basic materials, energy and information technology, while also increasing our emphasis on stock selection within these areas. Across all of the sectors, we intend to take positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to continue managing the Fund through a diversified mix of stocks, with a focus on large-cap value-oriented companies.




  Indeed, we believe there may be attractive buying opportunities available in every sector in the months ahead.






--------------------------------------------------------------------------------
                          RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



(PHOTO - WARREN SPITZ)                                                (PHOTO - LATON SPAHR)

Warren Spitz                                                          Laton Spahr, CFA(R)
Senior Portfolio Manager                                              Portfolio Manager

(PHOTO - STEVE SCHROLL)                                               (PHOTO - PAUL STOCKING)

Steve Schroll                                                         Paul Stocking
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Equity Value Fund Class A shares (from 4/1/99 to 3/31/09) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at March 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE EQUITY VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,702    $6,089    $8,269    $8,537
------------------------------------------------------------------------------------------
        Average annual total return                 -42.98%   -15.24%    -3.73%    -1.49%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000                  $5,758    $6,055    $7,762    $9,396
------------------------------------------------------------------------------------------
        Average annual total return                 -42.42%   -15.40%    -4.94%    -0.62%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,146    $6,454    $7,828    $8,319
------------------------------------------------------------------------------------------
        Average annual total return                 -38.54%   -13.58%    -4.78%    -1.83%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EQUITY VALUE FUND LINE GRAPH)

                     RIVERSOURCE EQUITY
                         VALUE FUND
                           CLASS A          RUSSELL 1000      LIPPER LARGE-CAP
                       (INCLUDES SALES         VALUE            VALUE FUNDS
                           CHARGE)            INDEX(1)            INDEX(2)
                     ------------------    --------------    -----------------
99                        $ 9,425             $10,000            $10,000
00                         10,072              10,634             10,839
01                          9,794              10,663             10,179
02                          9,804              11,130             10,283
03                          6,708               8,593              7,708
04                          9,731              12,101             10,623
05                         10,895              13,695             11,521
06                         13,217              15,518             12,889
07                         14,759              18,130             14,712
08                         14,111              16,319             13,535
09                          8,537               9,396              8,319




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 OCT. 1, 2008  MARCH 31, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  683.90        $4.62          1.10%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.45        $5.54          1.10%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  681.40        $7.84          1.87%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.61        $9.40          1.87%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  681.10        $7.80          1.86%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.66        $9.35          1.86%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  686.00        $2.56           .61%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.89        $3.07           .61%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  683.60        $5.88          1.40%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.95        $7.04          1.40%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  684.10        $4.79          1.14%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.25        $5.74          1.14%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  685.40        $3.53(c)        .84%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.74        $4.23(c)        .84%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  685.60        $2.73           .65%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.69        $3.28           .65%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 OCT. 1, 2008  MARCH 31, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  684.10        $4.49          1.07%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.60        $5.39          1.07%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2009: -31.61% for Class A, -31.86% for Class B, -31.89% for Class C, -31.40% for Class I, -31.64% for Class R2, -31.59% for Class R3, -31.46% for Class R4, -31.44%
    for Class R5 and -31.59% for Class W.
(c) The Investment Manager and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 0.88% for Class R4. Had this agreement not been in effect for the entire six month period ended March 31, 2009, the actual expenses paid would have been $3.74 and the hypothetical expenses paid would have been $4.48 for Class R4.


--------------------------------------------------------------------------------
16  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

MARCH 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (96.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.1%)
Boeing                                                  97,570             $3,471,541
Honeywell Intl                                         193,819              5,399,797
United Technologies                                    162,190              6,970,926
                                                                      ---------------
Total                                                                      15,842,264
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.5%)
United Parcel Service Cl B                             152,604              7,511,169
-------------------------------------------------------------------------------------

AIRLINES (1.0%)
AMR                                                    228,063(b,d)           727,521
Continental Airlines Cl B                              104,163(b,d)           917,676
Delta Air Lines                                        317,033(b)           1,784,896
UAL                                                    131,838(b)             590,634
US Airways Group                                       354,024(b,d)           895,681
                                                                      ---------------
Total                                                                       4,916,408
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.5%)
Amgen                                                   49,280(b)           2,440,346
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Bank of New York Mellon                                140,738              3,975,849
Goldman Sachs Group                                     26,715(d)           2,832,324
Morgan Stanley                                          63,544              1,446,897
                                                                      ---------------
Total                                                                       8,255,070
-------------------------------------------------------------------------------------

CHEMICALS (4.2%)
Air Products & Chemicals                               126,206(d)           7,099,088
Dow Chemical                                           221,990              1,871,376
EI du Pont de Nemours & Co                             423,442              9,455,459
Praxair                                                 40,549(d)           2,728,542
                                                                      ---------------
Total                                                                      21,154,465
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
US Bancorp                                              68,958(d)           1,007,476
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Waste Management                                       167,791              4,295,450
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems                                          421,130(b)           7,062,350
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (4.0%)
Hewlett-Packard                                        414,792             13,298,232
IBM                                                     72,018(d)           6,977,824
                                                                      ---------------
Total                                                                      20,276,056
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Insituform Technologies Cl A                            57,854(b,d)           904,837
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.0%)
Bank of America                                        872,990              5,953,792
CIT Group                                              551,671              1,572,262
JPMorgan Chase & Co                                    285,917              7,599,674
                                                                      ---------------
Total                                                                      15,125,728
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
AT&T                                                   444,196             11,193,739
Deutsche Telekom ADR                                   387,625(c)           4,787,169
FairPoint Communications                                 5,304(d)               4,137
Verizon Communications                                 305,443              9,224,379
                                                                      ---------------
Total                                                                      25,209,424
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
ABB ADR                                                241,304(c)           3,363,778
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.2%)
Tyco Electronics                                        77,257(c,d)           852,917
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.3%)
Baker Hughes                                           129,701(d)           3,702,964
Halliburton                                            274,399              4,244,952
Schlumberger                                           101,398              4,118,787
Transocean                                             188,464(b,c)        11,089,221
Weatherford Intl                                       350,610(b,d)         3,881,253
                                                                      ---------------
Total                                                                      27,037,177
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (3.8%)
CVS Caremark                                           125,230             $3,442,573
Wal-Mart Stores                                        305,002             15,890,604
                                                                      ---------------
Total                                                                      19,333,177
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Covidien                                                74,895(c)           2,489,510
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Cardinal Health                                         56,155              1,767,759
UnitedHealth Group                                     149,552(d)           3,130,124
                                                                      ---------------
Total                                                                       4,897,883
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Unit                                          343,414(d)           7,417,742
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Centex                                                  29,449                220,868
DR Horton                                               50,100(d)             485,970
KB Home                                                 33,207                437,668
Pulte Homes                                             61,037(d)             667,134
                                                                      ---------------
Total                                                                       1,811,640
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Tyco Intl                                              166,295(c)           3,252,730
-------------------------------------------------------------------------------------

INSURANCE (9.7%)
ACE                                                    252,547(c)          10,202,899
Allstate                                                56,226              1,076,728
Chubb                                                   54,212              2,294,252
Everest Re Group                                       149,578(c)          10,590,121
Lincoln Natl                                            51,967                347,659
Loews                                                  174,793              3,862,925
Marsh & McLennan Companies                             364,809              7,387,382
RenaissanceRe Holdings                                  32,731(c)           1,618,221
Travelers Companies                                    175,500              7,132,320
XL Capital Cl A                                      1,006,299(c)           5,494,393
                                                                      ---------------
Total                                                                      50,006,900
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Thermo Fisher Scientific                                35,268(b)           1,258,010
-------------------------------------------------------------------------------------

MACHINERY (5.7%)
Caterpillar                                            351,921(d)           9,839,712
Deere & Co                                              32,863(d)           1,080,207
Eaton                                                  139,963              5,159,036
Illinois Tool Works                                    279,814              8,632,262
Ingersoll-Rand Cl A                                    127,093(c,d)         1,753,883
Parker Hannifin                                         75,079              2,551,184
                                                                      ---------------
Total                                                                      29,016,284
-------------------------------------------------------------------------------------

METALS & MINING (1.5%)
Alcoa                                                  247,305(d)           1,815,219
Freeport-McMoRan Copper & Gold                          52,382              1,996,278
Nucor                                                   96,854              3,696,917
                                                                      ---------------
Total                                                                       7,508,414
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Kohl's                                                  50,866(b)           2,152,649
Macy's                                                 147,974              1,316,969
Target                                                  38,174              1,312,804
                                                                      ---------------
Total                                                                       4,782,422
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
Dominion Resources                                      41,539              1,287,294
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (14.1%)
Anadarko Petroleum                                     127,438              4,956,064
Apache                                                  65,275              4,183,475
BP ADR                                                 262,337(c,d)        10,519,714
Chevron                                                318,451             21,412,644
ConocoPhillips                                         316,195             12,382,195
Devon Energy                                            49,546              2,214,211
EnCana                                                  50,754(c)           2,061,120
Exxon Mobil                                             92,781              6,318,386
Petroleo Brasileiro ADR                                173,472(c,d)         5,285,692
Spectra Energy                                          62,857                888,798
Ultra Petroleum                                         34,309(b,d)         1,231,350
Valero Energy                                           47,960                858,484
                                                                      ---------------
Total                                                                      72,312,133
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Weyerhaeuser                                           152,949(d)           4,216,804
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PHARMACEUTICALS (8.0%)
Abbott Laboratories                                    154,212             $7,355,913
Bristol-Myers Squibb                                   335,413              7,352,253
Johnson & Johnson                                      110,367              5,805,304
Merck & Co                                             231,312              6,187,596
Pfizer                                                 341,636(d)           4,653,082
Schering-Plough                                        225,975              5,321,711
Wyeth                                                   90,989              3,916,167
                                                                      ---------------
Total                                                                      40,592,026
-------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
CSX                                                     38,245                988,633
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.8%)
Intel                                                1,198,867             18,042,948
Taiwan Semiconductor Mfg ADR                           726,506(c,d)         6,502,229
                                                                      ---------------
Total                                                                      24,545,177
-------------------------------------------------------------------------------------

SOFTWARE (3.9%)
Microsoft                                              343,822              6,316,010
Oracle                                                 423,375(b)           7,650,386
Symantec                                               385,608(b,d)         5,760,984
                                                                      ---------------
Total                                                                      19,727,380
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.6%)
Best Buy                                                64,734(d)           2,457,303
Home Depot                                             173,348(d)           4,084,078
Staples                                                 74,698              1,352,781
                                                                      ---------------
Total                                                                       7,894,162
-------------------------------------------------------------------------------------

TOBACCO (3.9%)
Lorillard                                              254,288             15,699,742
Philip Morris Intl                                     113,056              4,022,532
                                                                      ---------------
Total                                                                      19,722,274
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $653,939,390)                                                     $488,315,510
-------------------------------------------------------------------------------------





BONDS (0.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25                            3.50%           $4,037,000            $3,736,308
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $4,037,000)                                                         $3,736,308
-------------------------------------------------------------------------------------





MONEY MARKET FUND (3.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.32%              18,329,914(e)        $18,329,914
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $18,329,914)                                                       $18,329,914
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (11.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     58,484,735           $58,484,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $58,484,735)                                                       $58,484,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $734,791,039)(f)                                                  $568,866,467
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2009, the value of foreign securities represented 15.7% of net assets.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(d) At March 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at March 31, 2009.

(f) At March 31, 2009, the cost of securities for federal income tax purposes was $739,928,488 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $28,097,628
     Unrealized depreciation                         (199,159,649)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(171,062,021)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
20  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2009:

                                        FAIR VALUE AT MARCH 31, 2009
                         ---------------------------------------------------------
                              LEVEL 1        LEVEL 2
                           QUOTED PRICES      OTHER        LEVEL 3
                             IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                            MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION              IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
----------------------------------------------------------------------------------
Investments in
  securities               $565,130,159     $3,736,308       $--      $568,866,467





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MARCH 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $657,976,390)               492,051,818
  Affiliated money market fund (identified cost $18,329,914)          18,329,914
  Investments of cash collateral received for securities on loan
    (identified cost $58,484,735)                                     58,484,735
--------------------------------------------------------------------------------
Total investments in securities (identified cost $734,791,039)       568,866,467
Cash                                                                      15,753
Capital shares receivable                                                838,263
Dividends and accrued interest receivable                                845,405
Receivable for investment securities sold                              2,380,555
--------------------------------------------------------------------------------
Total assets                                                         572,946,443
--------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                   609,324
Payable for investment securities purchased                            5,255,569
Payable upon return of securities loaned                              58,484,735
Accrued investment management services fees                                7,286
Accrued distribution fees                                                209,060
Accrued transfer agency fees                                               3,944
Accrued administrative services fees                                         825
Accrued plan administration services fees                                  1,557
Other accrued expenses                                                   132,310
--------------------------------------------------------------------------------
Total liabilities                                                     64,704,610
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 508,241,833
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     776,554
Additional paid-in capital                                           780,034,255
Undistributed net investment income                                    1,332,790
Accumulated net realized gain (loss)                                (107,977,194)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (165,924,572)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 508,241,833
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  57,799,623
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
22  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $450,712,507           68,890,198                       $6.54(1)
Class B                     $ 50,134,973            7,632,829                       $6.57
Class C                     $  3,102,757              477,818                       $6.49
Class I                     $      3,591                  548                       $6.55
Class R2                    $      2,447                  374                       $6.54
Class R3                    $    107,204               16,368                       $6.55
Class R4                    $  4,173,423              636,556                       $6.56
Class R5                    $      2,447                  374                       $6.54
Class W                     $      2,484                  380                       $6.54
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.94. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MARCH 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                     $  21,391,542
Interest                                                            143,351
Income distributions from affiliated money market fund              178,414
Fee income from securities lending                                  110,992
  Less foreign taxes withheld                                      (228,401)
---------------------------------------------------------------------------
Total income                                                     21,595,898
---------------------------------------------------------------------------
Expenses:
Investment management services fees                               4,340,117
Distribution fees
  Class A                                                         1,688,097
  Class B                                                           830,333
  Class C                                                            44,669
  Class R2                                                               18
  Class R3                                                              353
  Class W                                                                 9
Transfer agency fees
  Class A                                                         1,349,308
  Class B                                                           175,541
  Class C                                                             9,295
  Class R2                                                                2
  Class R3                                                               71
  Class R4                                                            4,448
  Class R5                                                                2
  Class W                                                                 7
Administrative services fees                                        448,794
Plan administration services fees
  Class R2                                                                9
  Class R3                                                              353
  Class R4                                                           22,242
Compensation of board members                                        20,330
Custodian fees                                                       76,720
Printing and postage                                                129,860
Registration fees                                                    63,980
Professional fees                                                    41,401
Other                                                                28,653
---------------------------------------------------------------------------
Total expenses                                                    9,274,612
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                   (3,882)
  Earnings and bank fee credits on cash balances                    (13,510)
---------------------------------------------------------------------------
Total net expenses                                                9,257,220
---------------------------------------------------------------------------
Investment income (loss) -- net                                  12,338,678

---------------------------------------------------------------------------


--------------------------------------------------------------------------------
24  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $(105,995,014)
  Foreign currency transactions                                        (125)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                        (105,995,139)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   (274,569,556)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (380,564,695)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(368,226,017)
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MARCH 31,                                                         2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   12,338,678  $   11,942,301
Net realized gain (loss) on investments                              (105,995,139)     99,299,854
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (274,569,556)   (149,217,048)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (368,226,017)    (37,974,893)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (10,331,654)    (12,771,557)
    Class B                                                              (588,081)       (709,444)
    Class C                                                               (36,970)        (32,035)
    Class I                                                                  (134)           (248)
    Class R2                                                                  (54)            (58)
    Class R3                                                               (2,364)            (70)
    Class R4                                                             (130,466)       (188,713)
    Class R5                                                                  (71)            (84)
    Class W                                                                   (58)            (64)
  Net realized gain
    Class A                                                           (42,816,866)    (55,263,623)
    Class B                                                            (4,879,178)     (7,893,437)
    Class C                                                              (298,295)       (347,198)
    Class I                                                                  (358)           (827)
    Class R2                                                                 (244)           (289)
    Class R3                                                              (16,471)           (289)
    Class R4                                                             (228,202)       (750,782)
    Class R5                                                                 (244)           (289)
    Class W                                                                  (248)           (294)
-------------------------------------------------------------------------------------------------
Total distributions                                                   (59,329,958)    (77,959,301)

-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
26  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED MARCH 31,                                                         2009            2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  103,767,974  $   86,398,365
  Class B shares                                                        7,992,676       9,075,614
  Class C shares                                                        1,466,624         842,963
  Class R3 shares                                                         113,674         132,865
  Class R4 shares                                                       6,024,793       4,797,300
Reinvestment of distributions at net asset value
  Class A shares                                                       52,021,267      66,758,204
  Class B shares                                                        5,355,803       8,470,890
  Class C shares                                                          303,965         367,740
  Class R3 shares                                                          18,538              --
  Class R4 shares                                                         358,668         939,495
Payments for redemptions
  Class A shares                                                     (191,542,915)   (225,517,900)
  Class B shares                                                      (40,431,096)    (71,493,934)
  Class C shares                                                       (1,451,044)     (1,503,718)
  Class I shares                                                           (6,000)             --
  Class R3 shares                                                         (88,536)             --
  Class R4 shares                                                      (9,378,257)     (3,884,505)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (65,473,866)   (124,616,621)
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (493,029,841)   (240,550,815)
Net assets at beginning of year                                     1,001,271,674   1,241,822,489
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $  508,241,833  $1,001,271,674
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    1,332,790  $       88,953
-------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $11.97       $13.43       $12.16       $10.12        $9.17
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .16(b)       .15(b)       .14          .12          .15
Net gains (losses) (both realized and
 unrealized)                                         (4.79)        (.66)        1.27         2.03          .94
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.63)        (.51)        1.41         2.15         1.09
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.18)        (.14)        (.11)        (.14)
Distributions from realized gains                     (.65)        (.77)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.80)        (.95)        (.14)        (.11)        (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.54       $11.97       $13.43       $12.16       $10.12
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $451         $863       $1,038         $928         $865
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.11%        1.06%        1.09%        1.16%        1.11%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.68%        1.09%        1.13%        1.04%        1.46%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%          28%          25%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (39.50%)      (4.39%)      11.67%       21.31%       11.96%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after reduction for earnings and bank fee credits was 1.05% for the year ended March 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $12.01       $13.46       $12.19       $10.14        $9.18
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .09(b)       .05(b)       .04          .01          .07
Net gains (losses) (both realized and
 unrealized)                                         (4.80)        (.66)        1.27         2.06          .95
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.71)        (.61)        1.31         2.07         1.02
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.07)        (.04)        (.02)        (.06)
Distributions from realized gains                     (.65)        (.77)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.73)        (.84)        (.04)        (.02)        (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.57       $12.01       $13.46       $12.19       $10.14
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $50         $121         $185         $226         $275
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.88%        1.82%        1.86%        1.92%        1.88%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .88%         .33%         .35%         .28%         .69%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%          28%          25%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (39.94%)      (5.07%)      10.77%       20.39%       11.16%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after reduction for earnings and bank fee credits was 1.81% for the year ended March 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $11.89       $13.34       $12.09       $10.06        $9.12
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .09(b)       .05(b)       .06          .02          .07
Net gains (losses) (both realized and
 unrealized)                                         (4.76)        (.66)        1.24         2.03          .93
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.67)        (.61)        1.30         2.05         1.00
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.07)        (.05)        (.02)        (.06)
Distributions from realized gains                     (.65)        (.77)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.73)        (.84)        (.05)        (.02)        (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.49       $11.89       $13.34       $12.09       $10.06
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3           $5           $6           $4           $3
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.87%        1.82%        1.84%        1.92%        1.88%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .94%         .34%         .38%         .28%         .69%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%          28%          25%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (39.97%)      (5.07%)      10.81%       20.43%       11.05%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after reduction for earnings and bank fee credits was 1.81% for the year ended March 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $11.99       $13.45       $12.18       $10.13        $9.18
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .21(b)       .21(b)       .20          .18          .19
Net gains (losses) (both realized and
 unrealized)                                         (4.80)        (.67)        1.26         2.02          .94
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.59)        (.46)        1.46         2.20         1.13
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.20)        (.23)        (.19)        (.15)        (.18)
Distributions from realized gains                     (.65)        (.77)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.85)       (1.00)        (.19)        (.15)        (.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.55       $11.99       $13.45       $12.18       $10.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .69%         .65%         .67%         .72%         .67%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.00%        1.50%        1.54%        1.48%        1.89%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%          28%          25%
--------------------------------------------------------------------------------------------------------------
Total return                                       (39.22%)      (3.99%)      12.11%       21.90%       12.45%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                $11.98       $13.43       $13.36
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(c)       .13(c)       .10
Net gains (losses) (both realized and
 unrealized)                                         (4.79)        (.65)         .04
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.64)        (.52)         .14
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.16)        (.07)
Distributions from realized gains                     (.65)        (.77)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.80)        (.93)        (.07)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.54       $11.98       $13.43
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.50%        1.46%        1.38%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.25%        1.21%        1.38%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.55%         .94%         .81%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%
--------------------------------------------------------------------------------------------------------------
Total return                                       (39.60%)      (4.45%)       1.04%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                $11.98       $13.43       $13.36
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(c)       .12(c)       .11
Net gains (losses) (both realized and
 unrealized)                                         (4.78)        (.61)         .04
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.63)        (.49)         .15
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.19)        (.08)
Distributions from realized gains                     (.65)        (.77)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.80)        (.96)        (.08)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.55       $11.98       $13.43
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.20%        1.37%        1.12%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.19%        1.12%        1.12%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.71%        1.06%        1.08%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%
--------------------------------------------------------------------------------------------------------------
Total return                                       (39.51%)      (4.22%)       1.11%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.10% for the year ended March 31, 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                $11.98       $13.44       $12.17       $10.13        $9.18
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .19(b)       .17(b)       .16          .15          .17
Net gains (losses) (both realized and
 unrealized)                                         (4.79)        (.66)        1.27         2.02          .94
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.60)        (.49)        1.43         2.17         1.11
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.17)        (.20)        (.16)        (.13)        (.16)
Distributions from realized gains                     (.65)        (.77)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.82)        (.97)        (.16)        (.13)        (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.56       $11.98       $13.44       $12.17       $10.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $4          $12          $12          $13           $8
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .97%         .97%         .94%         .98%         .94%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .93%         .93%         .93%         .98%         .94%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.83%        1.22%        1.28%        1.22%        1.61%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%          28%          25%
--------------------------------------------------------------------------------------------------------------
Total return                                       (39.30%)      (4.24%)      11.83%       21.51%       12.16%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                $11.98       $13.43       $13.36
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .20(c)       .20(c)       .13
Net gains (losses) (both realized and
 unrealized)                                         (4.80)        (.65)         .04
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.60)        (.45)         .17
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.19)        (.23)        (.10)
Distributions from realized gains                     (.65)        (.77)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.84)       (1.00)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.54       $11.98       $13.43
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .75%         .71%         .70%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.05%        1.44%        1.55%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%
--------------------------------------------------------------------------------------------------------------
Total return                                       (39.29%)      (3.98%)       1.25%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                $11.98       $13.43       $13.17
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .16(c)       .14(c)       .12
Net gains (losses) (both realized and
 unrealized)                                         (4.80)        (.65)         .22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.64)        (.51)         .34
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.17)        (.08)
Distributions from realized gains                     (.65)        (.77)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.80)        (.94)        (.08)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.54       $11.98       $13.43
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.15%        1.12%        1.03%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.66%        1.03%        1.14%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                21%          25%          37%
--------------------------------------------------------------------------------------------------------------
Total return                                       (39.54%)      (4.36%)       2.59%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Equity Value Fund (the Fund) is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities that may provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At March 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I, Class R2, Class R5 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


VALUATION OF SECURITIES
Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably

--------------------------------------------------------------------------------
38  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or is exercised. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At March 31, 2009, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2009, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At March 31, 2009, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


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40  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of REIT distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $4,989 and accumulated net realized loss has been decreased by $4,989.


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                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The tax character of distributions paid for the years indicated is as follows:

                                          YEAR ENDED MARCH 31,
                                   2009                         2008
                          ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                           INCOME     CAPITAL GAIN      INCOME     CAPITAL GAIN
-------------------------------------------------------------------------------
CLASS A                 $12,698,797    $40,449,723   $12,771,557    $55,263,623
CLASS B                     857,315      4,609,944       709,444      7,893,437
CLASS C                      53,434        281,831        32,035        347,198
CLASS I                         154            338           248            827
CLASS R2                         67            231            58            289
CLASS R3                      3,273         15,562            70            289
CLASS R4                    143,062        215,606       188,713        750,782
CLASS R5                         84            231            84            289
CLASS W                          72            234            64            294


At March 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   1,341,881
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(102,840,471)
Unrealized appreciation (depreciation)........  $(171,070,386)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At March 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161

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42  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.40% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%,

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the adjustment will be zero. The adjustment increased the management fee by $321,014 for the year ended March 31, 2009. The management fee for the year ended March 31, 2009 was 0.56% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended March 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2009, other expenses paid to this company were $4,371.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.


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44  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,765,000 and $46,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $311,672 for Class A, $61,687 for Class B and $709 for Class C for the year ended March 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended March 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.25%
Class R3............................................  1.19
Class R4............................................  0.93


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $3,260




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                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................   $9
Class R3............................................    9
Class R4............................................  604


Under an agreement which was effective until March 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  0.88%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended March 31, 2009, the Fund's custodian and transfer agency fees were reduced by $13,510 as a result of earnings and bank fee credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from April 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $62,118 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $162,937,010 and $281,020,291, respectively, for the year ended March 31, 2009. Realized gains and losses are determined on an identified cost basis.


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46  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                       YEAR ENDED MARCH 31, 2009
                                    ISSUED FOR
                                    REINVESTED                        NET
                         SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A               11,237,560    6,857,030    (21,263,357)      (3,168,767)
Class B                  842,830      715,978     (3,997,146)      (2,438,338)
Class C                  157,201       41,133       (169,492)          28,842
Class I                       --           --           (522)            (522)
Class R3                  15,349        2,489        (13,019)           4,819
Class R4                 689,221       44,683     (1,106,398)        (372,494)
---------------------------------------------------------------------------------


                                       YEAR ENDED MARCH 31, 2008
                                    ISSUED FOR
                                    REINVESTED                        NET
                         SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A                6,075,091    5,074,478    (16,434,856)      (5,285,287)
Class B                  655,436      643,853     (4,992,302)      (3,693,013)
Class C                   61,671       28,236       (111,329)         (21,422)
Class R3                  11,175           --             --           11,175
Class R4                 343,185       71,388       (286,068)         128,505
---------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement ("the Agreement") with JPMorgan Chase Bank, National Association ("JPMorgan"). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The value of such investments, including any uninvested cash collateral balances, are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2009, securities valued at $57,799,623 were on

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



loan, secured by cash collateral of $58,484,735 invested in short-term securities or cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $51,580 earned from securities lending from Dec. 1, 2008 through March 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $596 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $59,412 earned from securities lending from April 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $157,660,081 and $150,641,393, respectively, for the year ended March 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at March 31, 2009, can be found in the Portfolio of Investments.


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48  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended March 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $25,779,762 at March 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are

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                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At March 31, 2009, the Fund had a post-October loss of $77,060,709 that is treated for income tax purposes as occurring on April 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in

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50  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

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developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to

--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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52  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE EQUITY VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Equity Value Fund (the Fund) (one of the portfolios constituting the RiverSource Strategy Series, Inc.) as of March 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


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                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Equity Value Fund of the RiverSource Strategy Series, Inc. at March 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 19, 2009


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54  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $45,573,700 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 65
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 66                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 45                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                         RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT  59

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
60  RIVERSOURCE EQUITY VALUE FUND -- 2009 ANNUAL REPORT

RIVERSOURCE EQUITY VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6382 X (5/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS SMALL CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   19

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   29

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   40

Report of Independent Registered
  Public Accounting Firm...........   57

Federal Income Tax Information.....   59

Board Members and Officers.........   60

Proxy Voting.......................   64




--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Small Cap Growth Fund (the Fund) Class A shares decreased
  42.01% (excluding sales charge) for the annual period ended March 31, 2009.

> The Fund underperformed its benchmark, the Russell 2000(R) Growth Index
  (Russell Index), which fell 36.36% in the same 12-month period.

> The Fund's peer group, as represented by the Lipper Small-Cap Growth Funds
  Index, declined 36.88% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2009)
--------------------------------------------------------------------------------


                                                              Since
                                                            inception
                                  1 year  3 years  5 years   1/24/01
---------------------------------------------------------------------
RiverSource Partners Small Cap
  Growth Fund Class A
  (excluding sales charge)       -42.01%  -18.61%   -7.68%    -6.49%
---------------------------------------------------------------------
Russell 2000 Growth Index
  (unmanaged)                    -36.36%  -16.20%   -5.37%    -4.20%
---------------------------------------------------------------------
Lipper Small-Cap Growth Funds
  Index                          -36.88%  -16.50%   -5.94%    -4.57%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 1/24/01)        -42.01%  -18.61%   -7.68%    -6.49%
-----------------------------------------------------------------------
Class B (inception 1/24/01)        -42.54%  -19.25%   -8.41%    -7.21%
-----------------------------------------------------------------------
Class C (inception 1/24/01)        -42.54%  -19.25%   -8.41%    -7.22%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -41.75%  -18.28%   -7.23%    -7.62%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -42.09%     N/A      N/A    -22.34%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -42.13%     N/A      N/A    -22.20%
-----------------------------------------------------------------------
Class R4 (inception 1/24/01)       -41.88%  -18.41%   -7.49%    -6.32%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -41.77%     N/A      N/A    -21.93%
-----------------------------------------------------------------------

With sales charge
Class A (inception 1/24/01)        -45.39%  -20.20%   -8.78%    -7.17%
-----------------------------------------------------------------------
Class B (inception 1/24/01)        -45.41%  -20.07%   -8.69%    -7.21%
-----------------------------------------------------------------------
Class C (inception 1/24/01)        -43.12%  -19.25%   -8.41%    -7.22%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
                    X     SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                     Total
                     fund      Net fund
                   expenses  expenses(a)
----------------------------------------
Class A              2.01%      1.63%
----------------------------------------
Class B              2.77%      2.41%
----------------------------------------
Class C              2.77%      2.40%
----------------------------------------
Class I              1.34%      1.18%
----------------------------------------
Class R2             2.14%      1.98%
----------------------------------------
Class R3             1.91%      1.73%
----------------------------------------
Class R4             1.64%      1.48%
----------------------------------------
Class R5             1.40%      1.23%
----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.02%), will not exceed 1.61% for Class A, 2.39% for Class B, 2.38% for Class C, 1.16% for Class I, 1.96% for Class R2, 1.71% for Class R3, 1.46% for Class R4 and 1.21% for Class R5.



* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Small Cap Growth Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small-cap stocks that exhibit long-term growth potential. As of March 31, 2009, Federated MDTA, LLC (MDTA) managed approximately 29% of the Fund's portfolio; UBS Global Asset Management (Americas) Inc. (UBS) managed approximately 28%; Turner Investment Partners, Inc. (Turner) managed approximately 22%; and Essex Investment Management Company, LLC (Essex) managed approximately 21%.



At March 31, 2009, approximately 36% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Partners Small Cap Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 51, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners Small Cap Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 16 and 46.

For the period, the Fund had a turnover ratio of 133%.

Dear Shareholders,

RiverSource Partners Small Cap Growth Fund (the Fund) Class A shares decreased 42.01% (excluding sales charge) for the annual period ended March 31, 2009, underperforming its benchmark, the Russell 2000(R) Growth Index (Russell Index), which fell 36.36%. The Fund's peer group, as represented by the Lipper Small-Cap Growth Funds Index, declined 36.88% for the period.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



SECTOR DIVERSIFICATION(1) (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     15.6%
------------------------------------------------
Consumer Staples                            3.2%
------------------------------------------------
Energy                                      2.6%
------------------------------------------------
Exchange Traded Fund                        0.6%
------------------------------------------------
Financials                                  4.2%
------------------------------------------------
Health Care                                26.0%
------------------------------------------------
Industrials                                13.8%
------------------------------------------------
Information Technology                     27.4%
------------------------------------------------
Materials                                   2.0%
------------------------------------------------
Telecommunication Services                  1.5%
------------------------------------------------
Utilities                                   0.2%
------------------------------------------------
Other(2)                                    2.9%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding investments of Cash Collateral for Securities on Loan) as of March 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


TOP TEN HOLDINGS (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

NICE Systems ADR                            0.9%
------------------------------------------------
Thoratec                                    0.9%
------------------------------------------------
Aeropostale                                 0.8%
------------------------------------------------
ESCO Technologies                           0.7%
------------------------------------------------
AsiaInfo Holdings                           0.7%
------------------------------------------------
Texas Roadhouse Cl A                        0.7%
------------------------------------------------
Haemonetics                                 0.7%
------------------------------------------------
Neutral Tandem                              0.6%
------------------------------------------------
HMS Holdings                                0.6%
------------------------------------------------
Applied Signal Technology                   0.6%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
MDTA: Stocks in energy contributed the most to performance in the second quarter of 2008. Stocks in consumer cyclicals and information technology detracted the most from performance. Specific stocks that contributed the most to performance were GRAFTECH INTERNATIONAL LTD., ALPHA NATURAL RESOURCES, INC., OIL STATES INTERNATIONAL, INC. and WALTER INDUSTRIES, INC. Specific stocks that detracted the most were EPICOR SOFTWARE CORP., SCANSOURCE, INC., NETFLIX INC. and ROFIN-SINAR TECHNOLOGIES, INC.

Stocks in consumer cyclicals, health care and consumer staples contributed the most to performance in the third quarter of 2008. Stocks in energy and capital goods detracted the most from performance. Specific stocks that contributed the most in this quarter were WEBSENSE INCORPORATED, THE BUCKLE INCORPORATED, CEC ENTERTAINMENT INCORPORATED and EZCORP INCORPORATED. Specific stocks that detracted the most from performance were OIL STATES INTERNATIONAL INCORPORATED, COMPLETE PRODUCTION SERVICES, GRAFTECH INTERNATIONAL LIMITED and ROBBINS & MYERS INCORPORATED.

Stocks in health care contributed the most to performance in the fourth quarter of 2008. Stocks in consumer staples and information technology contributed more moderately. Stocks in energy detracted the most from performance. Stocks in capital goods and basic industries detracted more moderately. Specific stocks that contributed the most to performance in the quarter were THORATEC CORPORATION, LHC GROUP INCORPORATED, EMERGENCY MEDICAL SERVICES CORPORATION and CORINTHIAN COLLEGES INCORPORATED. Specific stocks that detracted the most from performance were PAREXEL INTERNATIONAL, NEW YORK & COMPANY, CROSSTEX ENERGY INCORPORATED and TRUE RELIGION APPAREL INCORPORATED.



  We seek to identify individual companies that can sustain above-average revenue and earnings growth over time and will continue to deploy our disciplined investment approach to seek to identify the long-term winners. -- UBS






--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Stocks in consumer cyclicals contributed the most to performance in the first quarter of 2009. Stocks in health care and capital goods detracted the most from performance. Stocks in financials and consumer durables detracted more moderately. Specific stocks that contributed the most to performance in the quarter were SYNAPTICS INCORPORATED, NEUTRAL TANDEM INCORPORATED, THE BUCKLE INCORPORATED, and SYNIVERSE HOLDINGS INCORPORATED. Specific stocks that detracted the most from performance were FUEL SYSTEMS SOLUTIONS INCORPORATED, LIFE PARTNERS HOLDINGS INCORPORATED, GENTIVA HEALTH SERVICES INCORPORATED and QUESTOR PHARMACEUTICALS INCORPORATED.

UBS: While sector allocation contributed to performance within our portion of the Fund, stock selection detracted during the annual period. The majority of the underperformance came from stock selection within health care, where names such as MEDNAX and NATUS MEDICAL underperformed during the volatile market and within information technology, where companies such as TECHNITROL, TELETECH HOLDINGS and MICROSEMI underperformed their peers. Stock selection within consumer discretionary was notably strong during the period.

TURNER: In our portion of the Fund, six out of nine sectors outperformed their corresponding index sectors. Producer durables, energy and financials contributed the most to performance for the year. In producer durables, WOODWARD GOVERNOR and NOVELLUS SYSTEMS contributed the most to performance. Within the energy sector exploration and production companies CONCHO RESOURCES and PETROHAWK ENERGY provided the largest boost to the sector's outperformance while INTERACTIVE DATA CORP and EATON VANCE led the financials sector.

When compared with the benchmark, the largest detractors from performance included holdings within the traditional growth sectors: consumer discretionary, information technology and health care. The biopharmaceutical services company, PAREXEL INTERNATIONAL was the largest detractor within the health care sector while UAL CORP. AND MONOLITHIC POWER SYSTEMS detracted the most within the consumer discretionary and technology sectors, respectively.

ESSEX: Sector leadership varied throughout the period. Previous sector leaders including energy, materials and capital goods stocks dropped

--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



sharply on the heels of a downturn in commodity prices and gathering evidence of a slowdown in emerging economies. Consumer discretionary stocks fell throughout the period. Financials were among the worst performers, plunging to new lows in the first quarter, but staging an impressive rebound on the heels of the public/private bank plan released by the government in March. Defensive groups returned to favor including consumer staples. Information technology stocks made a rebound in the first quarter after falling victim to reduced earnings expectations at the end of 2008. Health care stocks provided a safe haven in the beginning of the period only to fall behind in the first quarter under the release of preliminary governmental reform proposals.

CHANGES TO THE FUND'S PORTFOLIO
MDTA: During the 12-month reporting period, our strategy's bottom-up quantitative process significantly increased its percentage of equity in health care and, to a lesser degree, in information technology. During the same time period, we significantly decreased our portion of the Fund's investment in capital goods, energy and basic industries.

UBS: The past twelve months have seen some of the largest swings in equity markets on record. As active managers, we have been nimble in attempting to shield our portion of the Fund from declining markets, while at the same time adhering to our time-tested discipline and looking ahead to seek out opportunities that the market doesn't fully appreciate. As such, the positioning of the portfolio looks different than it did one year ago. Consumer discretionary was one of our largest underweights a year ago relative to the benchmark. Today, it makes up the largest overweight relative to the benchmark. Energy was one of the larger overweights in the portfolio a year ago and today we are roughly neutral to the benchmark because of the volatility in the commodity markets that have negatively impacted share prices of companies in that space.

TURNER: Our portion of the Fund is sector neutral to the Russell Index and weightings are adjusted accordingly when Russell reconstitutes the index. However, throughout the period, we have made slight modifications to the industry weights with our portion of the Fund. One of the key changes that we made during the period in consumer discretionary were to reduce our exposure to consumer electronics in favor of retail. In information technology we reduced our exposure to the

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



computer software and services industry and increased our semiconductor/components weighting. Also, in health care we reduced our weighting in pharmaceutical companies while increasing our exposure to biotechnology companies.

ESSEX: Retail stocks were laggards throughout the period, as slowing consumer spending trends, falling home prices and rising unemployment weighed on the group. Our holdings were not spared, with 1-800-FLOWERS.COM, LIFETIME BRANDS INC. and PIER 1 IMPORTS all detracting from performance. All three positions have since been sold from our portion of the Fund.

Our performance benefited from a change in focus, shifting our exposure from holdings dependent upon the economy to more defensive names. APPLIED SIGNAL TECHNOLOGY INC. and POWELL INDUSTRIES INC. were both key contributors during the period. Applied Signal Technology is well positioned to benefit from demand for intelligence and surveillance solutions, and earnings growth is benefiting from the company's cost cutting efforts. Powell Industries serves as an electrical equipment supplier for energy and mass transit companies, boasting a substantial backlog of projects combined with future stimulus from government infrastructure spending.

OUR FUTURE STRATEGY
MDTA: At the end of period, our growth strategy was most overweight vs. the benchmark in information technology, consumer staples and utilities. The strategy was most underweight vs. the benchmark in energy, consumer cyclicals and basic industries. As with all of our strategies, sector movement and weightings are wholly a result of bottom-up stock selection rather than top-down bets on individual sectors.

Going forward, we will continue to seek superior risk-adjusted performance using bottom-up stock selection with a disciplined quantitative process. We are confident that this approach will be rewarded when the market returns to the rational evaluation of company fundamentals.

UBS: Going forward, once growth does return, we are confident that many of the companies we have selected for the Fund will emerge even stronger from a competitive standpoint. Our sector allocation is a

--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



byproduct of our bottom-up company research and today our largest relative overweight positions are as follows: We are overweight consumer discretionary with a main focus on specialty retailers and distributors. As the consumer retrenches, we have found select opportunities in the sector that we believe will benefit from shifting consumer spending patterns. We are overweight health care where we are focused on health care service and technology firms that we believe are insulated from the negative trends affecting most companies in the space, such as pricing pressure, generic risks and reimbursement risk. Industrials are historically a more cyclical sector and that has certainly been the case in this downturn. We have, however, found a few opportunities in almost all types of economic environments and are overweight the sector as a result.

We seek to identify individual companies that can sustain above-average revenue and earnings growth over time and will continue to deploy our disciplined investment approach to seek to identify the long-term winners. Regardless of the current headwinds in the broader economy, we believe this strategy will reward the Fund's shareholders over the long run.

TURNER: Based on the current economic environment and the recession that continues to plague the global marketplace, we have positioned our portion of the Fund to focus on pure growth companies, early cycle opportunities and companies focused on gaining market share in their respective industries. Pure growth companies, which are a staple in the Fund, include OMNITURE INC., biotech company MYRIAD GENETICS INC. and retailer DECKERS OUTDOOR CORP. These companies are looking to grow their earnings through new products and services and are run by dynamic management teams. Early cycle holdings in the Fund include WENDY'S/ARBY'S GROUP INC. in the consumer sector, PCM-SIERRA INC. in the technology sector and homebuilder D.R. HORTON INC. in the producer durables sector. We feel that all of these companies may be the first to rebound from an improving economy. Finally, examples of companies looking to expand on market share within their respective industries include orthopedic device maker WRIGHT MEDICAL GROUP INC and gaming company WMS INDUSTRIES INC. We believe our portion of the Fund is well positioned to benefit from this diversified approach, allowing us to withstand potential volatile markets swings like those we saw during the

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------



past twelve months while being well positioned to take advantage of opportunities when equity markets rebound and move higher.

As we see it, the stock market could definitively break into bullish territory once signs become more evident that the economy is improving. More signs are in fact materializing. For instance, the recent outperformance of early cycle stocks, especially technology stocks, is encouraging, since early cyclicals have typically heralded a trough in the leading economic indicators about two quarters in advance. Historically stocks have done well even when the economic news was still bleak. In addition, the federal government is continuing to provide stimulus to the economy that we liken to a multi trillion-dollar safety net that will likely be altered and broadened even further, if necessary, to help renew growth.

ESSEX: Tax cuts, historically low mortgage rates and stabilizing employment trends should provide the consumer with some relief in the months ahead. We continue to focus on companies that have gained significant market share in the downturn and thus are well positioned to show strong earnings growth once spending revives. In health care, we remain focused on beneficiaries of increased funding for research labs as well as medical device companies that are weighted toward nondiscretionary procedures. We continue to favor companies in the wireless, security software and communications equipment areas where spending trends are expected to be particularly robust during the next several years. We maintain our focus on companies exposed to growth in alternative energy, as we think these companies will help solve the energy independence and environmental issues associated with traditional fossil fuel consumption. We believe that comprehensive energy legislation could provide an added boost later this year so we continue to favor companies with exposure to wind and alternative energy demand growth.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(LOGO - MDT ADVISERS)                  (LOGO - UBS GLOBAL ASSET
                                       MANAGEMENT)

(LOGO - TURNER INVESTMENT PARTNERS)    (LOGO - ESSEX)



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  13

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Small Cap Growth Fund Class A shares (from 1/24/01 to 3/31/09) as compared to the performance of two widely cited performance indices, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at March 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    1/24/01
RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,461    $5,082    $6,316     $5,441
-------------------------------------------------------------------------------------------
        Average annual total return                 -45.39%   -20.20%    -8.78%     -7.17%
-------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)
        Cumulative value of $10,000                  $6,364    $5,885    $7,588     $7,041
-------------------------------------------------------------------------------------------
        Average annual total return                 -36.36%   -16.20%    -5.37%     -4.20%
-------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,312    $5,822    $7,362     $6,816
-------------------------------------------------------------------------------------------
        Average annual total return                 -36.88%   -16.50%    -5.94%     -4.57%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND LINE GRAPH)


                     RIVERSOURCE PARTNERS
                           SMALL CAP
                            GROWTH
                          FUND CLASS                             LIPPER SMALL-CAP
                          A (INCLUDES          RUSSELL 2000        GROWTH FUNDS
                         SALES CHARGE)       GROWTH INDEX(1)          INDEX(2)
                     --------------------    ---------------    -----------------
1/24/01                     $ 9,425               $10,000              $10,000
3/01                          7,647                 7,925                7,954
3/02                          8,186                 8,317                8,410
3/03                          5,186                 5,688                5,946
3/04                          8,112                 9,277                9,260
3/05                          7,760                 9,358                9,392
3/06                         10,093                11,963               11,708
3/07                         10,069                12,150               11,937
3/08                          9,382                11,064               10,799
3/09                          5,441                 7,041                6,816




(1) The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     Annualized
                                 OCT. 1, 2008  MARCH 31, 2009  THE PERIOD(a)  expense ratio
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  637.40        $ 6.25(c)      1.53%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.30        $ 7.70(c)      1.53%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  636.10        $ 9.38(c)      2.30%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.46        $11.55(c)      2.30%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  634.10        $ 9.33(c)      2.29%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.51        $11.50(c)      2.29%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  638.40        $ 4.41(c)      1.08%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.55        $ 5.44(c)      1.08%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  637.60        $ 7.68(c)      1.88%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.56        $ 9.45(c)      1.88%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  636.90        $ 6.65(c)      1.63%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.80        $ 8.20(c)      1.63%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  637.90        $ 5.64(c)      1.38%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.05        $ 6.94(c)      1.38%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     Annualized
                                 OCT. 1, 2008  MARCH 31, 2009  THE PERIOD(a)  expense ratio
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  638.90        $ 4.62(c)      1.13%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.30        $ 5.69(c)      1.13%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2009: -36.26% for Class A, -36.39% for Class B, -36.59% for Class C, -36.16% for Class I, -36.24% for Class R2, -36.31% for Class R3, -36.21% for Class R4 and -36.11%
    for Class R5.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.61% for Class A, 2.39% for Class B, 2.38% for Class C, 1.16% for Class I, 1.96% for Class R2, 1.71% for Class R3, 1.46% for Class R4 and 1.21% for Class R5. This change was effective April 1, 2009. Had this change been in effect for the entire six month period ended March 31, 2009, the actual expenses paid would have been $6.41 for Class A, $9.59 for Class B, $9.53 for Class C, $4.57 for Class I, $7.84 for Class R2, $6.82 for Class R3, $5.80 for Class R4 and $4.78 for Class R5; the hypothetical expenses paid would have been $7.90 for Class A, $11.80 for Class B, $11.75 for Class C, $5.64 for Class I, $9.65 for Class R2, $8.40 for Class R3, $7.14 for Class R4 and $5.89 for Class R5.


--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MARCH 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (97.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.3%)
AAR                                                      31,506(b,d)         $395,085
AeroVironment                                               501(b,d)           10,471
American Science & Engineering                            5,561               310,304
Applied Signal Technology                                31,697               641,231
Axsys Technologies                                        2,924(b,d)          122,925
DynCorp Intl Cl A                                        23,489(b)            313,108
Orbital Sciences                                          2,664(b)             31,675
Stanley                                                  24,420(b)            620,024
Triumph Group                                             7,872(d)            300,710
                                                                      ---------------
Total                                                                       2,745,533
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.5%)
Hub Group Cl A                                           22,700(b)            385,900
-------------------------------------------------------------------------------------

AIRLINES (0.5%)
Allegiant Travel                                          7,365(b,d)          334,813
UAL                                                      26,010(b)            116,525
                                                                      ---------------
Total                                                                         451,338
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
Fuel Systems Solutions                                   10,657(b,d)          143,656
HAWK Cl A                                                11,747(b)            135,678
Wonder Auto Technology                                   47,131(b,c,d)        168,729
                                                                      ---------------
Total                                                                         448,063
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (5.3%)
Acorda Therapeutics                                      14,710(b,d)          291,405
Alexion Pharmaceuticals                                   9,110(b,d)          343,083
Alkermes                                                 35,748(b,d)          433,623
Allos Therapeutics                                       20,700(b)            127,926
Array BioPharma                                          23,700(b,d)           62,568
Cougar Biotechnology                                      8,470(b,d)          272,734
Emergent BioSolutions                                     9,753(b,d)          131,763
Genomic Health                                           11,000(b)            268,180
GTx                                                       3,538(b,d)           37,432
Halozyme Therapeutics                                    27,600(b)            150,696
Idera Pharmaceuticals                                     1,818(b,d)           11,762
InterMune                                                17,928(b)            294,736
Isis Pharmaceuticals                                     18,492(b)            277,565
Maxygen                                                   9,550(b)             64,940
Myriad Genetics                                           7,640(b)            347,391
Onyx Pharmaceuticals                                      8,610(b)            245,816
OSI Pharmaceuticals                                       6,370(b,d)          243,716
Osiris Therapeutics                                       2,700(b,d)           37,260
Regeneron Pharmaceuticals                                11,100(b)            153,846
Seattle Genetics                                         19,400(b,d)          191,284
United Therapeutics                                       4,030(b,d)          266,343
                                                                      ---------------
Total                                                                       4,254,069
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Ameron Intl                                               2,270               119,538
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
Eaton Vance                                               8,200(d)            187,370
Greenhill & Co                                            2,570               189,795
Knight Capital Group Cl A                                19,997(b)            294,755
Stifel Financial                                          4,290(b,d)          185,800
                                                                      ---------------
Total                                                                         857,720
-------------------------------------------------------------------------------------

CHEMICALS (0.3%)
Calgon Carbon                                               984(b)             13,943
Scotts Miracle-Gro Cl A                                   7,000(d)            242,900
                                                                      ---------------
Total                                                                         256,843
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
Bank of the Ozarks                                        7,109(d)            164,076
Signature Bank                                            2,558(b)             72,212
                                                                      ---------------
Total                                                                         236,288
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.0%)
Clean Harbors                                             6,700(b)            321,600
EnergySolutions                                          29,500               255,175
GEO Group                                                10,138(b)            134,329
GeoEye                                                    6,700(b,d)          132,325


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
Healthcare Services Group                                14,202              $212,604
Innerworkings                                            20,900(b)             89,243
Mobile Mini                                              11,410(b,d)          131,443
Tetra Tech                                                9,243(b)            188,372
Waste Connections                                         5,870(b,d)          150,859
                                                                      ---------------
Total                                                                       1,615,950
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.0%)
Acme Packet                                              27,470(b)            166,743
Anaren                                                    5,003(b)             54,733
Avocent                                                  28,166(b)            341,935
BigBand Networks                                         47,719(b)            312,559
Blue Coat Systems                                        18,200(b)            218,582
Ceragon Networks                                         28,100(b,c,d)        119,425
Comtech Telecommunications                               11,581(b)            286,861
DG FastChannel                                           11,843(b)            222,293
F5 Networks                                              25,090(b)            525,636
Neutral Tandem                                           26,925(b)            662,624
NICE Systems ADR                                         39,547(b,c,d)        983,138
Palm                                                     20,880(b)            179,986
ViaSat                                                    3,297(b)             68,644
                                                                      ---------------
Total                                                                       4,143,159
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
3PAR                                                     11,820(b)             77,657
Compellent Technologies                                  30,885(b)            335,102
Data Domain                                              20,998(b,d)          263,945
Presstek                                                 49,269(b)            101,987
STEC                                                      2,037(b)             15,013
Synaptics                                                19,776(b,d)          529,206
                                                                      ---------------
Total                                                                       1,322,910
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.3%)
AECOM Technology                                          3,620(b,d)           94,410
EMCOR Group                                              22,700(b)            389,759
Layne Christensen                                         8,170(b,d)          131,292
Michael Baker                                             5,323(b)            138,398
Orion Marine Group                                        2,743(b)             35,933
Pike Electric                                            33,923(b)            313,788
                                                                      ---------------
Total                                                                       1,103,580
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Headwaters                                               20,362(b,d)           63,937
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
EZCORP Cl A                                              21,811(b)            252,353
First Cash Financial Services                            11,034(b)            164,627
World Acceptance                                          6,696(b,d)          114,502
                                                                      ---------------
Total                                                                         531,482
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.9%)
Bway Holding                                             32,845(b)            259,147
Greif Cl A                                                4,550               151,470
Rock-Tenn Cl A                                           12,752               344,941
                                                                      ---------------
Total                                                                         755,558
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.7%)
LKQ                                                      40,400(b,d)          576,508
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (2.6%)
American Public Education                                11,617(b,d)          488,611
Capella Education                                         8,315(b,d)          440,695
Corinthian Colleges                                      32,483(b,d)          631,793
Hillenbrand                                              18,475               295,785
K12                                                      11,833(b,d)          164,479
Lincoln Educational Services                              4,481(b,d)           82,092
Matthews Intl Cl A                                          618                17,805
                                                                      ---------------
Total                                                                       2,121,260
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Life Partners Holdings                                   14,958(d)            255,183
Portfolio Recovery Associates                             7,754(b)            208,117
                                                                      ---------------
Total                                                                         463,300
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Cincinnati Bell                                           7,887(b)             18,140
Cogent Communications Group                               1,409(b)             10,145
NTELOS Holdings                                          19,700               357,358
Shenandoah Telecommunications                            10,360               236,208
                                                                      ---------------
Total                                                                         621,851
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRIC UTILITIES (0.2%)
ITC Holdings                                              4,510              $196,726
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.6%)
American Superconductor                                  15,833(b,d)          274,069
A-Power Energy Generation Systems                        18,504(b,c,d)         80,307
Energy Conversion Devices                                 6,200(b,d)           82,274
EnerSys                                                  28,784(b)            348,863
Franklin Electric                                           118                 2,611
FuelCell Energy                                          43,275(b)            103,860
Powell Inds                                              10,533(b,d)          371,921
Yingli Green Energy Holding ADR                          12,220(b,c,d)         73,564
                                                                      ---------------
Total                                                                       1,337,469
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.2%)
Cogent                                                   13,500(b,d)          160,650
Daktronics                                               14,081(d)             92,231
Itron                                                     3,130(b,d)          148,206
LeCroy                                                   35,018(b,d)          109,957
Multi-Fineline Electronix                                18,703(b)            314,958
Plexus                                                   11,830(b)            163,490
                                                                      ---------------
Total                                                                         989,492
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
CARBO Ceramics                                            4,924(d)            140,039
Core Laboratories                                         6,600(c,d)          482,856
T-3 Energy Services                                      10,600(b)            124,868
                                                                      ---------------
Total                                                                         747,763
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Casey's General Stores                                   11,739               312,962
Great Atlantic & Pacific Tea                              8,287(b)             44,004
Nash Finch                                                4,446               124,888
United Natural Foods                                     21,235(b,d)          402,828
                                                                      ---------------
Total                                                                         884,682
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Calavo Growers                                           15,383(d)            184,904
Darling Intl                                             35,144(b)            130,384
Diamond Foods                                            10,599               296,030
Green Mountain Coffee Roasters                           11,084(b,d)          532,032
                                                                      ---------------
Total                                                                       1,143,350
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (7.4%)
American Medical Systems Holdings                        12,511(b)            139,498
Cantel Medical                                            3,553(b)             45,727
Conmed                                                    4,400(b)             63,404
CryoLife                                                 14,679(b)             76,037
Cyberonics                                               37,320(b)            495,236
Greatbatch                                               11,303(b,d)          218,713
Haemonetics                                              12,425(b)            684,369
Hansen Medical                                           13,000(b,d)           52,260
Immucor                                                   6,040(b)            151,906
Integra LifeSciences Holdings                            12,000(b,d)          296,760
Kensey Nash                                               6,991(b)            148,699
Masimo                                                    2,330(b,d)           67,523
Natus Medical                                            15,800(b,d)          134,458
Neogen                                                    8,470(b,d)          184,900
NuVasive                                                 10,901(b,d)          342,073
Orthovita                                                16,664(b)             44,660
Quidel                                                    7,872(b,d)           72,580
ResMed                                                    7,200(b,d)          254,448
Somanetics                                               12,367(b)            187,731
STERIS                                                   11,000               256,080
Thoratec                                                 37,813(b,d)          971,416
Vnus Medical Technologies                                 2,133(b)             45,369
Volcano                                                  27,359(b,d)          398,073
West Pharmaceutical Services                              7,880(d)            258,543
Wright Medical Group                                     30,183(b,d)          393,284
                                                                      ---------------
Total                                                                       5,983,747
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (6.7%)
Alliance HealthCare Services                             24,533(b,d)          166,824
Almost Family                                             4,498(b,d)           85,867
Amedisys                                                 17,278(b,d)          474,972
AMERIGROUP                                                8,020(b,d)          220,871


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
BioScrip                                                 85,665(b)           $200,456
CardioNet                                                 2,280(b)             63,977
Chemed                                                    7,814               303,965
Emergency Medical Services Cl A                          18,292(b)            574,186
Genoptix                                                  9,870(b)            269,254
Gentiva Health Services                                  20,020(b)            304,304
HealthSouth                                              10,445(b,d)           92,752
HMS Holdings                                             19,506(b,d)          641,747
LHC Group                                                24,773(b)            551,942
MEDNAX                                                    4,800(b)            141,456
Owens & Minor                                             4,840               160,349
Psychiatric Solutions                                    20,110(b,d)          316,330
RehabCare Group                                          18,720(b)            326,477
Sun Healthcare Group                                     38,309(b)            323,328
VCA Antech                                                8,800(b,d)          198,440
                                                                      ---------------
Total                                                                       5,417,497
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (2.0%)
Computer Programs & Systems                              14,811(d)            492,762
MedAssets                                                22,500(b,d)          320,625
Omnicell                                                 21,300(b,d)          166,566
Phase Forward                                            26,600(b)            340,214
SXC Health Solutions                                      4,930(b,c,d)        106,192
Transcend Services                                       24,915(b)            247,904
                                                                      ---------------
Total                                                                       1,674,263
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.1%)
Buffalo Wild Wings                                        4,120(b,d)          150,710
CEC Entertainment                                         6,384(b)            165,218
CKE Restaurants                                          73,802               619,937
Cracker Barrel Old Country Store                         10,645(d)            304,873
Jack in the Box                                          13,500(b,d)          314,415
Life Time Fitness                                        10,140(b,d)          127,358
Panera Bread Cl A                                         7,068(b)            395,101
Scientific Games Cl A                                    14,210(b)            172,083
Texas Roadhouse Cl A                                     72,218(b,d)          688,237
Wendy's/Arby's Group Cl A                                39,200               197,176
WMS Inds                                                 13,005(b,d)          271,935
                                                                      ---------------
Total                                                                       3,407,043
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Centex                                                   20,450               153,375
DR Horton                                                14,550               141,135
Helen of Troy                                            15,163(b,c,d)        208,491
                                                                      ---------------
Total                                                                         503,001
-------------------------------------------------------------------------------------

INSURANCE (0.9%)
AmTrust Financial Services                               13,648               130,338
Argo Group Intl Holdings                                  6,634(b,c)          199,883
First Mercury Financial                                  11,776(b)            170,045
PMA Capital Cl A                                         34,258(b)            142,856
ProAssurance                                              2,510(b)            117,016
                                                                      ---------------
Total                                                                         760,138
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
PetMed Express                                           18,678(b,d)          307,813
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.5%)
AsiaInfo Holdings                                        43,917(b,c)          740,000
comScore                                                 12,850(b,d)          155,357
EarthLink                                                 4,780(b,d)           31,405
GSI Commerce                                              7,710(b)            101,001
j2 Global Communications                                 11,131(b)            243,658
MercadoLibre                                              5,740(b,c,d)        106,477
NIC                                                      51,245               266,474
Omniture                                                 22,340(b,d)          294,665
S1                                                       51,374(b)            264,576
SkillSoft ADR                                            41,686(b,c,d)        278,879
VistaPrint                                                7,900(b,c,d)        217,171
Vocus                                                    11,050(b)            146,855
                                                                      ---------------
Total                                                                       2,846,518
-------------------------------------------------------------------------------------

IT SERVICES (2.5%)
CACI Intl Cl A                                              890(b)             32,476
CSG Systems Intl                                         21,163(b)            302,208
CyberSource                                              21,643(b)            320,533
iGATE                                                    28,010                90,752
ManTech Intl Cl A                                         9,077(b)            380,326
NCI Cl A                                                  8,981(b)            233,506
NeuStar Cl A                                              9,800(b)            164,150


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
IT SERVICES (CONT.)
RightNow Technologies                                    26,160(b)           $198,031
Syntel                                                   14,593(d)            300,324
                                                                      ---------------
Total                                                                       2,022,306
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Sport Supply Group                                        5,975                34,177
Sturm, Ruger & Co                                         4,495(b)             55,423
                                                                      ---------------
Total                                                                          89,600
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.9%)
Bruker                                                   24,820(b,d)          152,891
ICON ADR                                                 23,440(b,c,d)        378,556
Illumina                                                 15,049(b)            560,425
Kendle Intl                                              23,757(b,d)          497,947
Luminex                                                  19,385(b)            351,256
Medivation                                                6,800(b,d)          124,236
PAREXEL Intl                                             36,533(b)            355,466
                                                                      ---------------
Total                                                                       2,420,777
-------------------------------------------------------------------------------------

MACHINERY (2.2%)
American Railcar Inds                                     8,011                61,124
Blount Intl                                               3,189(b)             14,733
Bucyrus Intl                                              8,620               130,852
CIRCOR Intl                                               7,689               173,156
Colfax                                                    5,000(b)             34,350
ESCO Technologies                                        19,210(b)            743,427
Force Protection                                         21,956(b)            105,389
FreightCar America                                        9,211               161,469
Kaydon                                                    6,656               181,908
Titan Intl                                               21,900(d)            110,157
Valmont Inds                                              2,250(d)            112,973
                                                                      ---------------
Total                                                                       1,829,538
-------------------------------------------------------------------------------------

MEDIA (0.3%)
Dolan Media                                               2,786(b)             21,926
Interactive Data                                          5,680               141,204
Mediacom Communications Cl A                              1,473(b)              5,936
Outdoor Channel Holdings                                 15,524(b)            105,874
                                                                      ---------------
Total                                                                         274,940
-------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Compass Minerals Intl                                     2,550               143,744
Schnitzer Steel Inds Cl A                                 3,160                99,192
Steel Dynamics                                           35,080(d)            309,055
                                                                      ---------------
Total                                                                         551,991
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
99 Cents Only Stores                                     15,261(b,d)          141,012
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.7%)
Arena Resources                                          18,620(b)            474,438
Bill Barrett                                              3,220(b)             71,613
Concho Resources                                          7,030(b)            179,898
GMX Resources                                             3,981(b,d)           25,877
Goodrich Petroleum                                        3,390(b,d)           65,630
Massey Energy                                             7,960                80,555
Petrohawk Energy                                          8,710(b)            167,493
Whiting Petroleum                                        14,000(b,d)          361,900
                                                                      ---------------
Total                                                                       1,427,404
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.7%)
Chattem                                                   9,371(b,d)          525,244
USANA Health Sciences                                     3,721(b,d)           83,202
                                                                      ---------------
Total                                                                         608,446
-------------------------------------------------------------------------------------

PHARMACEUTICALS (2.1%)
Auxilium Pharmaceuticals                                 13,220(b,d)          366,458
Matrixx Initiatives                                      17,678(b,d)          289,919
Medicis Pharmaceutical Cl A                              16,774               207,494
Noven Pharmaceuticals                                    25,324(b)            240,072
Par Pharmaceutical Companies                             14,357(b)            135,961
Perrigo                                                   4,290(d)            106,521
Questor Pharmaceuticals                                  50,438(b)            248,155
XenoPort                                                  8,880(b,d)          171,917
                                                                      ---------------
Total                                                                       1,766,497
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PROFESSIONAL SERVICES (0.6%)
CBIZ                                                      2,397(b,d)          $16,707
Corporate Executive Board                                   480                 6,960
Kforce                                                   18,210(b,d)          128,016
Navigant Consulting                                      10,570(b)            138,150
VSE                                                       7,288(d)            194,590
                                                                      ---------------
Total                                                                         484,423
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.8%)
BioMed Realty Trust                                      11,600                78,532
Home Properties                                           3,450               105,743
Tanger Factory Outlet Centers                             2,810                86,717
Ventas                                                   15,700(d)            354,976
                                                                      ---------------
Total                                                                         625,968
-------------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
Genesee & Wyoming Cl A                                    7,020(b)            149,175
Landstar System                                          14,300               478,621
                                                                      ---------------
Total                                                                         627,796
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
Advanced Analogic Technologies                           31,597(b)            113,749
Amtech Systems                                           23,757(b,d)           76,735
Atheros Communications                                   16,140(b,d)          236,612
Cirrus Logic                                             33,762(b)            126,945
Cymer                                                     4,210(b)             93,715
Diodes                                                    9,530(b)            101,113
Fairchild Semiconductor Intl                             33,790(b)            126,037
Hittite Microwave                                        11,500(b)            358,800
Microsemi                                                23,800(b)            276,080
NetLogic Microsystems                                     4,730(b,d)          129,980
Novellus Systems                                         15,660(b)            260,426
NVE                                                       8,547(b)            246,239
PMC-Sierra                                               43,260(b)            275,999
Power Integrations                                       14,300(d)            245,960
Semtech                                                  14,360(b)            191,706
Teradyne                                                 40,050(b)            175,419
Ultratech                                                13,840(b)            172,862
Varian Semiconductor Equipment Associates                10,500(b)            227,430
Verigy                                                   12,910(b,c)          106,508
                                                                      ---------------
Total                                                                       3,542,315
-------------------------------------------------------------------------------------

SOFTWARE (9.6%)
ACI Worldwide                                            16,237(b,d)          304,444
Advent Software                                          10,020(b,d)          333,766
ArcSight                                                 48,694(b)            621,821
Ariba                                                    17,650(b,d)          154,085
Blackboard                                                9,877(b,d)          313,496
Concur Technologies                                       9,434(b,d)          181,038
DemandTec                                                20,665(b,d)          180,819
EPIQ Systems                                             14,679(b,d)          264,662
FactSet Research Systems                                  9,950(d)            497,401
FalconStor Software                                      39,492(b)             94,386
Interactive Intelligence                                 26,546(b,d)          240,507
Kenexa                                                   12,866(b)             69,348
MICROS Systems                                           14,395(b,d)          269,906
Net 1 UEPS Technologies                                   9,660(b,c)          146,929
NetScout Systems                                         56,045(b)            401,282
NetSuite                                                 28,441(b,d)          320,246
Nuance Communications                                    52,200(b,d)          566,891
Pegasystems                                              16,132               299,571
Quality Systems                                           1,490(d)             67,423
Shanda Interactive Entertainment ADR                      4,685(b,c,d)        185,198
Solera Holdings                                          12,998(b)            322,090
SuccessFactors                                            6,749(b)             51,495
Sybase                                                    9,370(b,d)          283,817
Synchronoss Technologies                                 18,747(b)            229,838
TeleCommunication Systems Cl A                           33,489(b)            307,094
TiVo                                                     16,420(b)            115,597
Tyler Technologies                                        7,830(b,d)          114,553
Ultimate Software Group                                  28,239(b,d)          487,405
Verint Systems                                            7,376(b)             25,632
Wind River Systems                                       55,990(b)            358,336
                                                                      ---------------
Total                                                                       7,809,076
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SPECIALTY RETAIL (4.4%)
Aaron Rents                                              11,367(d)           $303,044
Aeropostale                                              30,760(b,d)          816,985
Buckle                                                   17,606(d)            562,160
Chico's FAS                                              63,000(b,d)          338,310
Children's Place Retail Stores                           13,900(b,d)          304,271
Collective Brands                                        11,080(b)            107,919
Finish Line Cl A                                         32,979               218,321
hhgregg                                                   8,600(b,d)          121,690
Hibbett Sports                                           18,900(b,d)          363,258
J Crew Group                                             10,110(b)            133,250
Lumber Liquidators                                          663(b)              8,453
Ulta Salon Cosmetics & Fragrance                         19,030(b)            125,979
Wet Seal Cl A                                            75,206(b)            252,692
                                                                      ---------------
Total                                                                       3,656,332
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Carter's                                                  5,487(b)            103,210
Deckers Outdoor                                           5,503(b,d)          291,879
FGX Intl Holdings                                        15,594(b,c)          181,202
Phillips-Van Heusen                                      16,700               378,757
Steven Madden                                            11,682(b)            219,388
True Religion Apparel                                    15,140(b,d)          178,803
                                                                      ---------------
Total                                                                       1,353,239
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
Beacon Roofing Supply                                    21,145(b)            283,133
DXP Enterprises                                          23,071(b)            238,323
Titan Machinery                                             767(b,d)            6,895
Watsco                                                    4,440               151,093
                                                                      ---------------
Total                                                                         679,444
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Leap Wireless Intl                                        4,980(b,d)          173,653
SBA Communications Cl A                                   5,840(b,d)          136,072
Syniverse Holdings                                       18,517(b)            291,828
                                                                      ---------------
Total                                                                         601,553
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $97,099,211)                                                       $79,786,946
-------------------------------------------------------------------------------------



OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT
Lantronix
 Warrants                                                 2,188(b,f,g)           $120
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                      $120
-------------------------------------------------------------------------------------



EXCHANGE TRADED FUND (0.6%)
ISSUER                                                 SHARES                VALUE(a)
iShares Russel 2000 Growth Index Fund                    10,100(d)           $464,399
-------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUND
(Cost: $407,620)
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.32%               2,362,064(e)         $2,362,064
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,362,064)                                                         $2,362,064
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (26.1%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     21,473,671           $21,473,671
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $21,473,671)                                                       $21,473,671
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $121,342,566)(h)                                                  $104,087,200
=====================================================================================






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2009, the value of foreign securities represented 5.8% of net assets.

(d) At March 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at March 31, 2009.

(f) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). The aggregate value of such securities at March 31, 2009, was $120 representing (less than) 0.01% of net assets. Information concerning such security holdings at March 31, 2009, is as follows:

                                          ACQUISITION
     SECURITY                                DATES         COST
     ----------------------------------------------------------
     Lantronix
      Warrants                              04-18-08        $--


(h) At March 31, 2009, the cost of securities for federal income tax purposes was $123,624,148 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $5,280,607
     Unrealized depreciation                         (24,817,555)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(19,536,948)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2009:

                                         FAIR VALUE AT MARCH 31, 2009
                          ---------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities                $104,087,080        $120          $--      $104,087,200





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MARCH 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $97,506,831)              $ 80,251,465
  Affiliated money market fund (identified cost $2,362,064)           2,362,064
  Investments of cash collateral received for securities on loan
    (identified cost $21,473,671)                                    21,473,671
-------------------------------------------------------------------------------
Total investments in securities (identified cost $121,342,566)      104,087,200
Cash collateral received for securities on loan                           5,282
Capital shares receivable                                                18,964
Dividends and accrued interest receivable                                46,282
Receivable for investment securities sold                             1,214,000
-------------------------------------------------------------------------------
Total assets                                                        105,371,728
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  133,116
Payable for investment securities purchased                           1,290,103
Payable upon return of securities loaned                             21,478,953
Accrued investment management services fees                               2,050
Accrued distribution fees                                                22,388
Accrued transfer agency fees                                                931
Accrued administrative services fees                                        178
Accrued plan administration services fees                                    30
Other accrued expenses                                                  156,256
-------------------------------------------------------------------------------
Total liabilities                                                    23,084,005
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 82,287,723
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    366,217
Additional paid-in capital                                          147,512,587
Excess of distributions over net investment income                       (1,370)
Accumulated net realized gain (loss)                                (48,334,345)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (17,255,366)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 82,287,723
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 21,169,474
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $38,606,437           17,175,057                       $2.25(1)
Class B                     $11,644,484            5,603,218                       $2.08
Class C                     $ 1,632,974              785,175                       $2.08
Class I                     $30,343,515           13,031,926                       $2.33
Class R2                    $     2,156                  951                       $2.27
Class R3                    $     2,169                  951                       $2.28
Class R4                    $    53,805               23,512                       $2.29
Class R5                    $     2,183                  951                       $2.30
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $2.39. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MARCH 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $    596,740
Income distributions from affiliated money market fund                   52,786
Fee income from securities lending                                      103,784
  Less foreign taxes withheld                                            (3,975)
-------------------------------------------------------------------------------
Total income                                                            749,335
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,243,691
Distribution fees
  Class A                                                               160,344
  Class B                                                               205,641
  Class C                                                                25,972
  Class R2                                                                   15
  Class R3                                                                    8
Transfer agency fees
  Class A                                                               277,966
  Class B                                                                93,074
  Class C                                                                11,566
  Class R2                                                                    2
  Class R3                                                                    2
  Class R4                                                                   49
  Class R5                                                                    2
Administrative services fees                                            105,946
Plan administration services fees
  Class R2                                                                    8
  Class R3                                                                    8
  Class R4                                                                  243
Compensation of board members                                             3,467
Custodian fees                                                          245,548
Printing and postage                                                     63,335
Registration fees                                                        52,225
Professional fees                                                        29,504
Other                                                                    21,128
-------------------------------------------------------------------------------
Total expenses                                                        2,539,744
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (456,279)
  Earnings and bank fee credits on cash balances                           (696)
-------------------------------------------------------------------------------
Total net expenses                                                    2,082,769
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      (1,333,434)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                   (40,633,949)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (24,841,693)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (65,475,642)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(66,809,076)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MARCH 31,                                                       2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ (1,333,434) $ (2,424,241)
Net realized gain (loss) on investments                             (40,633,949)   18,327,985
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (24,841,693)  (26,745,336)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (66,809,076)  (10,841,592)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                  --   (15,313,532)
    Class B                                                                  --    (5,764,585)
    Class C                                                                  --      (664,323)
    Class I                                                                  --    (7,184,676)
    Class R2                                                                 --          (747)
    Class R3                                                                 --          (747)
    Class R4                                                                 --       (67,512)
    Class R5                                                                 --          (747)
  Tax return of capital
    Class A                                                                  --    (1,291,291)
    Class B                                                                  --      (486,002)
    Class C                                                                  --       (56,008)
    Class I                                                                  --      (605,745)
    Class R2                                                                 --           (63)
    Class R3                                                                 --           (63)
    Class R4                                                                 --        (5,692)
    Class R5                                                                 --           (63)
---------------------------------------------------------------------------------------------
Total distributions                                                          --   (31,441,796)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



YEAR ENDED MARCH 31,                                                       2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  9,888,558  $ 16,370,956
  Class B shares                                                      1,026,483     4,159,635
  Class C shares                                                        327,498       362,963
  Class I shares                                                     15,611,798    11,747,371
  Class R4 shares                                                        52,500       235,601
Reinvestment of distributions at net asset value
  Class A shares                                                             --    16,345,443
  Class B shares                                                             --     6,136,767
  Class C shares                                                             --       709,617
  Class I shares                                                             --     7,788,511
  Class R4 shares                                                            --        72,863
Payments for redemptions
  Class A shares                                                    (24,909,394)  (38,721,801)
  Class B shares                                                     (8,812,043)  (16,376,915)
  Class C shares                                                       (816,044)   (1,287,948)
  Class I shares                                                    (13,045,736)   (8,447,236)
  Class R4 shares                                                       (41,541)     (406,253)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (20,717,921)   (1,310,426)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (87,526,997)  (43,593,814)
Net assets at beginning of year                                     169,814,720   213,408,534
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 82,287,723  $169,814,720
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (1,370) $     (1,935)
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $3.88        $4.97        $5.42        $4.19        $4.38
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(b)     (.06)(b)     (.07)        (.06)        (.06)
Net gains (losses) (both realized and
 unrealized)                                         (1.60)        (.18)         .03         1.32         (.13)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.63)        (.24)        (.04)        1.26         (.19)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)        (.03)          --
Tax return of capital                                   --         (.07)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)        (.03)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.25        $3.88        $4.97        $5.42        $4.19
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $39          $85         $114         $149         $153
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.01%        1.79%        1.76%        1.73%        1.63%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.59%        1.62%        1.65%        1.68%        1.63%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.03%)      (1.17%)      (1.22%)      (1.20%)      (1.29%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%         152%         153%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (42.01%)      (6.82%)       (.24%)      30.06%       (4.34%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.61% for the year ended March 31, 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $3.62        $4.72        $5.21        $4.06        $4.28
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.06)(b)     (.09)(b)     (.10)        (.09)        (.10)
Net gains (losses) (both realized and
 unrealized)                                         (1.48)        (.16)         .02         1.27         (.12)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.54)        (.25)        (.08)        1.18         (.22)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)        (.03)          --
Tax return of capital                                   --         (.07)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)        (.03)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.08        $3.62        $4.72        $5.21        $4.06
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $12          $29          $44          $63          $71
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.77%        2.55%        2.53%        2.50%        2.40%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.36%        2.39%        2.42%        2.45%        2.40%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.80%)      (1.94%)      (1.99%)      (1.97%)      (2.06%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%         152%         153%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (42.54%)      (7.41%)      (1.03%)      29.05%       (5.14%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.38% for the year ended March 31, 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $3.62        $4.72        $5.21        $4.06        $4.28
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.05)(b)     (.09)(b)     (.10)        (.09)        (.10)
Net gains (losses) (both realized and
 unrealized)                                         (1.49)        (.16)         .02         1.27         (.12)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.54)        (.25)        (.08)        1.18         (.22)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)        (.03)          --
Tax return of capital                                   --         (.07)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)        (.03)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.08        $3.62        $4.72        $5.21        $4.06
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $3           $5           $6           $6
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.77%        2.55%        2.52%        2.50%        2.40%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.35%        2.38%        2.42%        2.45%        2.40%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.78%)      (1.93%)      (1.98%)      (1.96%)      (2.06%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%         152%         153%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (42.54%)      (7.41%)      (1.05%)      29.05%       (5.14%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.37% for the year ended March 31, 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.00        $5.08        $5.51        $4.23        $4.40
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.04)(b)     (.04)        (.03)        (.05)
Net gains (losses) (both realized and
 unrealized)                                         (1.65)        (.19)         .02         1.34         (.12)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.67)        (.23)        (.02)        1.31         (.17)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)        (.03)          --
Tax return of capital                                   --         (.07)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)        (.03)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.33        $4.00        $5.08        $5.51        $4.23
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $30          $51          $51          $19           $6
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.34%        1.24%        1.15%        1.15%        1.07%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.14%        1.17%        1.15%        1.13%        1.07%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.57%)       (.72%)       (.71%)       (.69%)       (.72%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%         152%         153%
--------------------------------------------------------------------------------------------------------------
Total return                                       (41.75%)      (6.45%)        .15%       30.96%       (3.86%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.16% for the year ended March 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                 $3.92        $5.02        $5.26
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.04)(c)     (.06)(c)     (.05)
Net gains (losses) (both realized and
 unrealized)                                         (1.61)        (.19)         .22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.65)        (.25)         .17
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)
Tax return of capital                                   --         (.07)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.27        $3.92        $5.02
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.14%        2.05%        1.86%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.68%        1.71%        1.86%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.10%)      (1.27%)      (1.36%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%
--------------------------------------------------------------------------------------------------------------
Total return                                       (42.09%)      (6.96%)       3.74%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                 $3.94        $5.02        $5.26
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(c)     (.05)(c)     (.05)
Net gains (losses) (both realized and
 unrealized)                                         (1.63)        (.18)         .22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.66)        (.23)         .17
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)
Tax return of capital                                   --         (.07)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.28        $3.94        $5.02
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.91%        1.80%        1.60%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.43%        1.46%        1.60%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.85%)      (1.02%)      (1.11%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%
--------------------------------------------------------------------------------------------------------------
Total return                                       (42.13%)      (6.52%)       3.74%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $3.94        $5.02        $5.46        $4.22        $4.40
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.05)(b)     (.05)        (.05)        (.05)
Net gains (losses) (both realized and
 unrealized)                                         (1.63)        (.18)         .02         1.32         (.13)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.65)        (.23)        (.03)        1.27         (.18)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)        (.03)          --
Tax return of capital                                   --         (.07)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)        (.03)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.29        $3.94        $5.02        $5.46        $4.22
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.64%        1.53%        1.55%        1.53%        1.44%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.18%        1.38%        1.47%        1.48%        1.44%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.60%)       (.95%)      (1.04%)      (1.03%)      (1.11%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%         152%         153%
--------------------------------------------------------------------------------------------------------------
Total return                                       (41.88%)      (6.52%)       (.04%)      30.08%       (4.09%)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.37% for the year ended March 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                 $3.95        $5.03        $5.26
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(c)     (.04)(c)     (.04)
Net gains (losses) (both realized and
 unrealized)                                         (1.63)        (.19)         .22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.65)        (.23)         .18
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.78)        (.41)
Tax return of capital                                   --         (.07)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.85)        (.41)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.30        $3.95        $5.03
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.40%        1.29%        1.12%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.19%        1.22%        1.12%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.61%)       (.78%)       (.62%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         122%         119%
--------------------------------------------------------------------------------------------------------------
Total return                                       (41.77%)      (6.54%)       3.95%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


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            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Small Cap Growth Fund (the Fund) is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At March 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares. At March 31, 2009, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 36% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


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40  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

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VALUATION OF SECURITIES
Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.


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            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At March 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at March 31, 2009 was $120 representing less than 0.01% of net assets. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or is exercised. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of

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42  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

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premium received or paid. At March 31, 2009, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2009, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At March 31, 2009, the Fund had no outstanding forward foreign currency contracts.


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            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $1,333,999, accumulated net realized loss has been decreased by $725 resulting in a net reclassification adjustment to decrease paid-in capital by $1,334,724.


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44  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

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The tax character of distributions paid for the periods indicated is as follows:

                                         YEAR ENDED MARCH 31,
                              2009                           2008
                     ----------------------  ------------------------------------
                     ORDINARY    LONG-TERM    ORDINARY     LONG-TERM   TAX RETURN
                      INCOME   CAPITAL GAIN    INCOME    CAPITAL GAIN  OF CAPITAL
---------------------------------------------------------------------------------
Class A                 $--         $--      $4,125,693   $11,187,839  $1,291,291
Class B                  --          --       1,553,823     4,210,762     486,002
Class C                  --          --         179,062       485,261      56,008
Class I                  --          --       1,936,462     5,248,214     605,745
Class R2                 --          --             202           545          63
Class R3                 --          --             202           545          63
Class R4                 --          --          18,196        49,316       5,692
Class R5                 --          --             202           545          63


At March 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(46,052,763)
Unrealized appreciation (depreciation).........  $(19,538,318)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivativeS and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At March 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of March 31, 2009, management does not

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            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.92% to 0.795% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $25,307 for the year ended March 31, 2009. The management fee for the year ended March 31, 2009 was 0.94% of the Fund's average daily net assets,

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46  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

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including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc., UBS Global Asset Management (Americas) Inc., Essex Investment Management Company, LLC and Federated MDTA, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended March 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2009, other expenses paid to this company were $754.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's

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            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $505,000 and $24,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $94,663 for Class A, $15,323 for Class B and $110 for Class C for the year ended March 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended March 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

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48  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.59%
Class B.............................................  2.36
Class C.............................................  2.35
Class I.............................................  1.14
Class R2............................................  1.68
Class R3............................................  1.43
Class R4............................................  1.18
Class R5............................................  1.19


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $149,025
Class B..........................................    47,782
Class C..........................................     6,040
Class R3.........................................         1


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................  $  8
Class R3...........................................     8
Class R4...........................................   243


The management fees waived/reimbursed at the Fund level were $253,172.

Under an agreement which was effective until March 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.57%
Class B.............................................  2.34
Class C.............................................  2.33
Class I.............................................  1.12
Class R2............................................  1.92
Class R3............................................  1.67
Class R4............................................  1.42
Class R5............................................  1.17


Effective April 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.61%
Class B.............................................  2.39
Class C.............................................  2.38
Class I.............................................  1.16
Class R2............................................  1.96
Class R3............................................  1.71
Class R4............................................  1.46
Class R5............................................  1.21


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended March 31, 2009, the Fund's custodian and transfer agency fees were reduced by $696 as a result of earnings and bank fee credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from April 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $206,545 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $174,476,368 and $196,296,475, respectively, for the year ended March 31, 2009. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $2,243 for the year ended March 31, 2009.


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50  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

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4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED MARCH 31, 2009
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  3,121,478           --    (7,932,968)      (4,811,490)
Class B                    340,002           --    (2,864,979)      (2,524,977)
Class C                    114,471           --      (274,350)        (159,879)
Class I                  4,968,266           --    (4,795,248)         173,018
Class R4                    13,994           --       (15,751)          (1,757)
----------------------------------------------------------------------------------


                                         YEAR ENDED MARCH 31, 2008
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  3,336,972    3,714,879    (7,916,874)        (865,023)
Class B                    894,258    1,493,130    (3,494,893)      (1,107,505)
Class C                     78,370      172,656      (280,756)         (29,730)
Class I                  2,618,239    1,719,318    (1,583,906)       2,753,651
Class R4                    42,095       16,337       (87,138)         (28,706)
----------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement ("the Agreement") with JPMorgan Chase Bank, National Association ("JPMorgan"). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The value of such investments, including any uninvested cash collateral balances, are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2009, securities valued at $21,169,474 were on loan, secured by cash collateral of $21,478,953 invested in short-term securities or in cash equivalents.


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            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $66,962 earned from securities lending from Dec. 1, 2008 through March 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $2,275 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $36,822 earned from securities lending from April 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $52,250,644 and $55,725,325, respectively, for the year ended March 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at March 31, 2009, can be found in the Portfolio of Investments.


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52  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

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7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended March 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $12,606,381 at March 31, 2009 that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At March 31, 2009, the Fund had a post-October loss of $33,446,382 that is treated for income tax purposes as occurring on April 1, 2009.

It is unlikely the Board will authorize distributions of any net realized capital gains for the Fund until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Small Cap Growth Fund (the
Fund) (one of the portfolios constituting the RiverSource Strategy Series, Inc.) as of March 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Small Cap Growth Fund of the RiverSource Strategy Series, Inc. at March 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 19, 2009


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended March 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 65
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 66                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center                                           Trust Company Services, RiverSource Investments, LLC,
Minneapolis, MN 55474                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 45                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT  63

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2009 ANNUAL REPORT

RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6301 M (5/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
SMALL CAP ADVANTAGE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2009
(Prospectus also enclosed)

RIVERSOURCE SMALL CAP ADVANTAGE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   15

Statement of Assets and
  Liabilities......................   18

Statement of Operations............   19

Statements of Changes in Net
  Assets...........................   20

Financial Highlights...............   22

Notes to Financial Statements......   30

Report of Independent Registered
  Public Accounting Firm...........   46

Federal Income Tax Information.....   48

Board Members and Officers.........   49

Proxy Voting.......................   53




--------------------------------------------------------------------------------
                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Small Cap Advantage Fund (the Fund) Class A shares declined 40.94%
  (excluding sales charge) for the fiscal year ended March 31, 2009.

> The Fund's benchmark, the Russell 2000(R) Index (Russell Index), declined
  37.50% for the same time frame.

> The Fund's peer group, as represented by the Lipper Small-Cap Core Funds
  Index, declined 37.19% during the 12-month period. Turnover for the Fund was 222% due largely to repositioning by the Fund's new managers, who started in December 2008.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2009)
--------------------------------------------------------------------------------


                                                               Since
                                 1 year  3 years  5 years  inception(a)
-----------------------------------------------------------------------
RiverSource Small Cap
  Advantage Fund
  Class A (excluding sales
  charge)                       -40.94%  -21.06%   -8.34%     -0.72%
-----------------------------------------------------------------------
Russell 2000 Index (unmanaged)  -37.50%  -16.80%   -5.24%     +1.07%
-----------------------------------------------------------------------
Lipper Small-Cap Core Funds
  Index                         -37.19%  -16.02%   -4.53%     +3.06%
-----------------------------------------------------------------------



(a) Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 5/4/99)         -40.94%  -21.06%   -8.34%    -0.72%
-----------------------------------------------------------------------
Class B (inception 5/4/99)         -41.18%  -21.58%   -8.96%    -1.45%
-----------------------------------------------------------------------
Class C (inception 6/26/00)        -41.34%  -21.58%   -8.96%    -3.57%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -40.71%  -20.76%   -7.94%    -8.09%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -40.88%     N/A      N/A    -26.64%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -40.78%     N/A      N/A    -26.52%
-----------------------------------------------------------------------
Class R4 (inception 5/4/99)        -40.62%  -20.67%   -8.00%    -0.46%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -40.58%     N/A      N/A    -26.30%
-----------------------------------------------------------------------

With sales charge
Class A (inception 5/4/99)         -44.39%  -22.60%   -9.41%    -1.23%
-----------------------------------------------------------------------
Class B (inception 5/4/99)         -44.12%  -22.26%   -9.15%    -1.45%
-----------------------------------------------------------------------
Class C (inception 6/26/00)        -41.93%  -21.58%   -8.96%    -3.57%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.


--------------------------------------------------------------------------------
                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
           X              SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                     Total
                     fund      Net fund
                   expenses  expenses(a)
----------------------------------------
Class A              1.54%      1.15%
----------------------------------------
Class B              2.29%      1.92%
----------------------------------------
Class C              2.30%      1.91%
----------------------------------------
Class I              0.90%      0.70%
----------------------------------------
Class R2             1.63%      1.50%
----------------------------------------
Class R3             1.38%      1.25%
----------------------------------------
Class R4             1.17%      1.00%
----------------------------------------
Class R5             0.89%      0.75%
----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.18%), will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.18% for Class R4 and 0.93% for Class R5.

* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Small Cap Advantage Fund (the Fund) Class A shares declined 40.94% (excluding sales charge) for the fiscal year ended March 31, 2009. The Fund's benchmark, the Russell 2000(R) Index (Russell Index), declined 37.50% for the same time frame. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, declined 37.19% during the same time frame. Turnover for the Fund was 222%, due largely to repositioning by the Fund's new managers, who started in December 2008.

SIGNIFICANT PERFORMANCE FACTORS
Equity markets confronted unprecedented challenges during the past year as credit market liquidity dwindled and global economic weakness increased. Investors embarked on a flight to quality that drove Treasury prices higher and sent most other asset categories lower. During the year, small-cap stocks actually held up slightly better than their mid- and large-cap peers, despite being hard hit by hedge fund activity, particularly in the fourth quarter of 2008. Within the Russell Index, no sector had a positive return for the year, but defensive sectors like utilities, consumer staples and health care held up best. Energy, materials and consumer discretionary experienced the largest declines.


SECTOR DIVERSIFICATION(1) (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     16.4%
------------------------------------------------
Consumer Staples                            6.7%
------------------------------------------------
Energy                                      3.2%
------------------------------------------------
Financials                                 13.0%
------------------------------------------------
Health Care                                 5.1%
------------------------------------------------
Industrials                                31.4%
------------------------------------------------
Information Technology                     20.5%
------------------------------------------------
Materials                                   3.6%
------------------------------------------------
Other(2)                                    0.1%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of March 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


The Fund underperformed the Russell Index largely due to its positioning in the consumer staples, materials and information technology sectors. Stock selection in each of these sectors lagged. Stock selection in the financials sector also detracted, but was more than offset by the favorable effect of an underweight allocation.

Among the Fund's leading contributors were three semiconductor companies, CYPRUS SEMICONDUCTOR, ON SEMICONDUCTOR and VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES. Information technology is currently one of the most attractive groups in the small-cap universe. Valuations seem to be in line with growth prospects and, if we get some economic improvement, technology companies should be able to grow significantly faster than gross domestic product (GDP). We don't really see that potential in any other sector.

The Fund also benefited from the performance of several consumer discretionary holdings including TEXAS ROADHOUSE and PANERA BREAD, two restaurant chains, and PENN NATIONAL GAMING. We were particularly impressed that Texas Roadhouse and Panera Bread performed well even though recessionary environments are typically difficult for restaurants and other discretionary services.

Within the airlines portion of the industrials sector, the Fund held CONTINENTAL and DELTA AIR LINES. We thought these companies would see

TOP TEN HOLDINGS (at March 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

WellCare Health Plans                       2.8%
------------------------------------------------
Cypress Semiconductor                       2.8%
------------------------------------------------
Texas Roadhouse Cl A                        2.7%
------------------------------------------------
ON Semiconductor                            2.6%
------------------------------------------------
Shaw Group                                  2.6%
------------------------------------------------
Aspen Insurance Holdings                    2.6%
------------------------------------------------
Quest Software                              2.6%
------------------------------------------------
Varian Semiconductor Equipment Associates   2.5%
------------------------------------------------
Delta Air Lines                             2.5%
------------------------------------------------
EnerSys                                     2.5%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



a significant earnings boost when jet fuel prices fell. But as jet fuel prices came down, the recession reduced air travel -- both business and casual. Airlines have had to cut routes and add fees to maintain margins. We think travel, and consequently airline margins, will improve with an economic recovery. We continue to hold Continental and Delta because we think they could perform well going forward.

CHANGES TO THE FUND'S PORTFOLIO
When we began managing the Fund in December 2008, we moved to a more concentrated portfolio of 40-45 individual stocks. Previously, the Fund's sector allocations were very similar to those of the Russell Index. Our portfolio repositioning resulted in changes to individual sector weights.

As of fiscal year end, the portfolio's industrials position is larger than that of the Russell Index. We think industrials may be among the first sectors to benefit from an economic rebound. Historically, they tend to perform best later in the economic cycle, but we think this time industrials may begin to perform well earlier than expected.

The Fund's financials position, which is smaller than the financials weighting in the Russell Index, has no real estate investment trusts (REITs) and no small-cap regional banks. Our emphasis is on small-cap insurance companies, particularly property and casualty companies that are selling at big discounts to their underlying book values. In our view, these companies have good business models and could be beneficiaries of the difficulties that larger insurance companies such as AIG are experiencing.



  Small-cap stocks typically get hurt more during a downturn, so they tend to bounce back stronger when the environment improves.






--------------------------------------------------------------------------------
                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Many opportunities in the small-cap universe tend to be in the consumer discretionary sector. The Fund's consumer discretionary positioning encompasses a broad mix of companies, including restaurants, retailers and a gaming company. The portfolio has a small energy position and no exposure to the utilities sector. The health care weighting is smaller than that of the Russell Index, but we are closely monitoring potential investments in that sector.

OUR CURRENT AND FUTURE STRATEGY
For a number of reasons, we believe the small-cap sector is the place to be when equities come out of a bear market. Small-cap stocks typically get hurt more during a downturn, so they tend to bounce back stronger when the environment improves. Secondly, many larger companies face severely underfunded pensions in the wake of recent equity declines, while smaller companies have fewer long-term employees and tend to have defined contribution plans rather than pension plans. Also, the technology revolution has made it much easier for smaller companies to compete against larger companies in the global marketplace. Technology has made communications and shipping functions between global buyers and sellers much more efficient, regardless of company size. In short, smaller companies can be strong competitors because they are more nimble, with lower cost structures.

The recent market downturn has reinforced our fundamental belief that long-term investing is the only method that works. Almost no equity strategy worked during the last 12 months, but long-term investing certainly has provided more opportunity over trying to time the market's ups and downs. Our average stock holding period is three to five years, though we do sell stocks sooner if company fundamentals change. Our goal is to buy quality companies and own them for a long period of time.

--------------------------------------------------------------------------------
8  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



If they can grow their earnings, that's how we offer growth potential for the Fund's shareholders over time.



(PHOTO - NEIL EIGEN)                   (PHOTO - RICHARD ROSEN)

Neil Eigen                             Richard Rosen
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Advantage Fund Class A shares (from 5/1/99 to 3/31/09)* as compared to the performance of two widely cited performance indices, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at March 31, 2009
                                                                                      SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE SMALL CAP ADVANTAGE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,561    $4,637    $6,101       $8,775
----------------------------------------------------------------------------------------------
        Average annual total return                 -44.39%   -22.60%    -9.41%       -1.23%
----------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX(1)
        Cumulative value of $10,000                  $6,250    $5,759    $7,641      $11,116
----------------------------------------------------------------------------------------------
        Average annual total return                 -37.50%   -16.80%    -5.24%       +1.07%
----------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,281    $5,923    $7,931      $13,490
----------------------------------------------------------------------------------------------
        Average annual total return                 -37.19%   -16.02%    -4.53%       +3.06%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP ADVANTAGE FUND CLASS A LINE GRAPH)


                     RIVERSOURCE SMALL
                       CAP ADVANTAGE
                         FUND CLASS                             LIPPER SMALL-CAP
                        A (INCLUDES        RUSSELL 2000           CORE FUNDS
                       SALES CHARGE)         INDEX(1)              INDEX(2)
                     -----------------    ------------------    ------------------
5/1/99                    $ 9,425              $10,000                $10,000
3/00                       11,502               12,600                 13,564
3/01                        9,594               10,668                 12,148
3/02                       10,876               12,159                 14,587
3/03                        8,212                8,881                 10,789
3/04                       13,560               14,550                 17,008
3/05                       14,496               15,337                 18,381
3/06                       17,837               19,302                 22,780
3/07                       17,957               20,443                 23,933
3/08                       14,858               17,785                 21,477
3/09                        8,775               11,116                 13,490




(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 OCT. 1, 2008  MARCH 31, 2009  THE PERIOD(A)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  638.10        $4.70          1.15%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.20        $5.79          1.15%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  636.40        $7.83          1.92%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.36        $9.65          1.92%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  636.40        $7.79          1.91%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.41        $9.60          1.91%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  638.50        $2.86           .70%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.44        $3.53           .70%
-------------------------------------------------------------------------------------------
Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  637.80        $6.12          1.50%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.45        $7.54          1.50%
-------------------------------------------------------------------------------------------
Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  637.10        $5.10          1.25%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.70        $6.29          1.25%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  638.20        $4.00(c)        .98%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.04        $4.94(c)        .98%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 OCT. 1, 2008  MARCH 31, 2009  THE PERIOD(A)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  639.00        $3.06           .75%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.19        $3.78           .75%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2009: -36.19% for Class A, -36.36% for Class B, -36.36% for Class C, -36.15% for Class I, -36.22% for Class R2, -36.29% for Class R3, -36.18% for Class R4 and -36.10%
    for Class R5.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.18% for Class R4. This change was effective April 1, 2009. Had this change been in effect for the entire six month period ended March 31, 2009, the actual expenses paid would have been $4.08 for Class R4; the hypothetical expenses paid would have been $5.04 for Class R4.


--------------------------------------------------------------------------------
14  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MARCH 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (100.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.5%)
Cubic                                                   115,000            $2,912,950
-------------------------------------------------------------------------------------

AIRLINES (6.0%)
Continental Airlines Cl B                               400,000(b,d)        3,524,000
Delta Air Lines                                         650,000(b)          3,659,500
                                                                      ---------------
Total                                                                       7,183,500
-------------------------------------------------------------------------------------

BEVERAGES (1.5%)
Central European Distribution                           170,000(b)          1,829,200
-------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Minerals Technologies                                    65,000(d)          2,083,250
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (5.4%)
Brink's                                                 135,000             3,572,100
Waste Connections                                       110,000(b,d)        2,827,000
                                                                      ---------------
Total                                                                       6,399,100
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.0%)
F5 Networks                                             170,000(b,d)        3,561,500
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.2%)
Shaw Group                                              140,000(b)          3,837,400
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.8%)
Owens-Illinois                                          150,000(b,d)        2,166,000
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (4.9%)
Brink's Home Security Holdings                          140,000(b)          3,164,000
Sotheby's                                               300,000(d)          2,700,000
                                                                      ---------------
Total                                                                       5,864,000
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (9.7%)
Belden                                                  195,000             2,439,450
EnerSys                                                 300,000(b)          3,636,000
SunPower Cl B                                            99,000(b,d)        1,960,200
Thomas & Betts                                          140,000(b)          3,502,800
                                                                      ---------------
Total                                                                      11,538,450
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.3%)
Exterran Holdings                                       145,000(b,d)        2,322,900
TETRA Technologies                                      480,000(b)          1,560,000
                                                                      ---------------
Total                                                                       3,882,900
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.8%)
Smithfield Foods                                        350,000(b,d)        3,311,000
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.5%)
WellCare Health Plans                                   365,000(b)          4,106,250
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.6%)
Eclipsys                                                190,000(b,d)        1,926,600
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (8.6%)
Panera Bread Cl A                                        50,000(b,d)        2,795,000
Penn Natl Gaming                                        140,000(b)          3,381,000
Texas Roadhouse Cl A                                    420,000(b,d)        4,002,600
                                                                      ---------------
Total                                                                      10,178,600
-------------------------------------------------------------------------------------

INSURANCE (12.9%)
Aspen Insurance Holdings                                170,000(c)          3,818,200
Endurance Specialty Holdings                             70,000(c)          1,745,800
Hanover Insurance Group                                  95,000             2,737,900
Infinity Property & Casualty                             85,000(d)          2,884,050
Lincoln Natl                                            205,000             1,371,450
WR Berkley                                              130,000             2,931,500
                                                                      ---------------
Total                                                                      15,488,900
-------------------------------------------------------------------------------------

IT SERVICES (2.5%)
CACI Intl Cl A                                           80,000(b)          2,919,200
-------------------------------------------------------------------------------------

MACHINERY (2.5%)
Mueller Inds                                            135,000             2,928,150
-------------------------------------------------------------------------------------

MULTILINE RETAIL (3.0%)
Fred's Cl A                                             315,000             3,553,200
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PERSONAL PRODUCTS (2.4%)
Herbalife                                               190,000(c)         $2,846,200
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.2%)
School Specialty                                        150,000(b,d)        2,638,500
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.8%)
Cypress Semiconductor                                   600,000(b)          4,062,000
ON Semiconductor                                        990,000(b,d)        3,861,000
Varian Semiconductor Equipment Associates               172,000(b,d)        3,725,520
                                                                      ---------------
Total                                                                      11,648,520
-------------------------------------------------------------------------------------

SOFTWARE (5.3%)
Lawson Software                                         600,000(b,d)        2,550,000
Quest Software                                          295,000(b)          3,740,600
                                                                      ---------------
Total                                                                       6,290,600
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $121,576,335)                                                     $119,093,970
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.32%                 151,521(e)           $151,521
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $151,521)                                                             $151,521
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (22.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     27,074,066           $27,074,066
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $27,074,066)                                                       $27,074,066
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $148,801,922)(f)                                                  $146,319,557
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2009, the value of foreign securities represented 7.1% of net assets.

(d) At March 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at March 31, 2009.

(f) At March 31, 2009, the cost of securities for federal income tax purposes was $149,762,501 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $12,722,242
     Unrealized depreciation                         (16,165,186)
     -----------------------------------------------------------
     Net unrealized depreciation                     $(3,442,944)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
16  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2009:

                                         FAIR VALUE AT MARCH 31, 2009
                          ---------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities                 $146,319,557        $--          $--      $146,319,557





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  17

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MARCH 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $121,576,335)             $ 119,093,970
  Affiliated money market fund (identified cost $151,521)                151,521
  Investments of cash collateral received for securities on loan
    (identified cost $27,074,066)                                     27,074,066
--------------------------------------------------------------------------------
Total investments in securities (identified cost $148,801,922)       146,319,557
Capital shares receivable                                                  9,704
Dividends and accrued interest receivable                                 39,684
--------------------------------------------------------------------------------
Total assets                                                         146,368,945
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   142,825
Payable for investment securities purchased                              174,490
Payable upon return of securities loaned                              27,074,066
Accrued investment management services fees                                2,544
Accrued distribution fees                                                 51,226
Accrued transfer agency fees                                               1,958
Accrued administrative services fees                                         258
Accrued plan administration services fees                                     11
Other accrued expenses                                                   104,147
--------------------------------------------------------------------------------
Total liabilities                                                     27,551,525
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 118,817,420
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     510,325
Additional paid-in capital                                           268,279,027
Excess of distributions over net investment income                        (2,180)
Accumulated net realized gain (loss)                                (147,487,387)
Unrealized appreciation (depreciation) on investments                 (2,482,365)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 118,817,420
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  26,766,525
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $98,550,562           41,364,743                       $2.38(1)
Class B                     $18,095,864            8,635,167                       $2.10
Class C                     $ 2,142,495            1,021,091                       $2.10
Class I                     $     3,701                1,484                       $2.49
Class R2                    $     1,649                  679                       $2.43
Class R3                    $     1,660                  679                       $2.44
Class R4                    $    19,818                8,014                       $2.47
Class R5                    $     1,671                  679                       $2.46
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $2.53. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MARCH 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $   2,166,124
Interest                                                                   6,111
Income distributions from affiliated money market fund                    40,143
Fee income from securities lending                                        99,964
  Less foreign taxes withheld                                               (540)
--------------------------------------------------------------------------------
Total income                                                           2,311,802
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    1,255,250
Distribution fees
  Class A                                                                419,255
  Class B                                                                344,561
  Class C                                                                 34,805
  Class R2                                                                    12
  Class R3                                                                     6
Transfer agency fees
  Class A                                                                675,792
  Class B                                                                143,754
  Class C                                                                 14,469
  Class R2                                                                     1
  Class R3                                                                     1
  Class R4                                                                    19
  Class R5                                                                     1
Administrative services fees                                             164,551
Plan administration services fees
  Class R2                                                                     6
  Class R3                                                                     6
  Class R4                                                                    95
Compensation of board members                                              5,314
Custodian fees                                                           153,350
Printing and postage                                                      97,640
Registration fees                                                         50,305
Professional fees                                                         30,911
Other                                                                     62,809
--------------------------------------------------------------------------------
Total expenses                                                         3,452,913
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (788,416)
  Earnings and bank fee credits on cash balances                          (1,833)
--------------------------------------------------------------------------------
Total net expenses                                                     2,662,664
--------------------------------------------------------------------------------
Investment income (loss) -- net                                         (350,862)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                   (106,856,744)
Net change in unrealized appreciation (depreciation) on
  investments                                                         12,505,735
--------------------------------------------------------------------------------
Net gain (loss) on investments                                       (94,351,009)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (94,701,871)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MARCH 31,                                                        2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    (350,862) $  (1,094,207)
Net realized gain (loss) on investments                             (106,856,744)    (7,020,998)
Net change in unrealized appreciation (depreciation) on
  investments                                                         12,505,735    (60,115,844)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (94,701,871)   (68,231,049)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                   --    (54,211,695)
    Class B                                                                   --    (14,421,657)
    Class C                                                                   --     (1,173,973)
    Class I                                                                   --         (1,475)
    Class R2                                                                  --           (675)
    Class R3                                                                  --           (675)
    Class R4                                                                  --        (15,437)
    Class R5                                                                  --           (675)
  Tax return of capital
    Class A                                                                   --     (2,681,473)
    Class B                                                                   --       (713,324)
    Class C                                                                   --        (58,373)
    Class I                                                                   --            (73)
    Class R2                                                                  --            (34)
    Class R3                                                                  --            (34)
    Class R4                                                                  --           (764)
    Class R5                                                                  --            (34)
-----------------------------------------------------------------------------------------------
Total distributions                                                           --    (73,280,371)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED MARCH 31,                                                        2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  20,940,368  $  31,974,292
  Class B shares                                                       1,308,346      2,886,424
  Class C shares                                                         375,173        465,955
  Class R4 shares                                                          4,500             --
Reinvestment of distributions at net asset value
  Class A shares                                                              --     56,070,294
  Class B shares                                                              --     14,982,924
  Class C shares                                                              --      1,216,984
  Class R4 shares                                                             --         15,758
Payments for redemptions
  Class A shares                                                     (74,773,760)  (187,110,829)
  Class B shares                                                     (24,536,999)   (63,976,447)
  Class C shares                                                      (1,342,242)    (3,336,203)
  Class R4 shares                                                        (48,624)      (313,627)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (78,073,238)  (147,124,475)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (172,775,109)  (288,635,895)
Net assets at beginning of year                                      291,592,529    580,228,424
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 118,817,420  $ 291,592,529
-----------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $      (2,180) $      (3,421)
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.03        $5.99        $7.23        $7.07        $6.77
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.00)(b),(c)  .00(b),(c)  (.02)        (.03)        (.05)
Net gains (losses) (both realized and
 unrealized)                                         (1.65)        (.92)         .05         1.51          .52
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.65)        (.92)         .03         1.48          .47
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)       (1.32)        (.17)
Tax return of capital                                   --         (.05)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)       (1.32)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.38        $4.03        $5.99        $7.23        $7.07
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $99         $231         $442         $603         $622
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.54%        1.31%        1.32%        1.31%        1.30%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f)                         1.15%(g)     1.15%(g)     1.22%        1.31%        1.30%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.03%)       (.08%)       (.11%)       (.40%)       (.63%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%         110%         101%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (40.94%)     (17.26%)        .67%       23.05%        6.90%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after reduction for earnings and bank fee credits was 1.14% for the year ended March 31, 2008.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $3.57        $5.48        $6.77        $6.75        $6.51
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.04)(b)     (.05)        (.08)        (.10)
Net gains (losses) (both realized and
 unrealized)                                         (1.45)        (.83)         .03         1.42          .51
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.47)        (.87)        (.02)        1.34          .41
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)       (1.32)        (.17)
Tax return of capital                                   --         (.05)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)       (1.32)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.10        $3.57        $5.48        $6.77        $6.75
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $18          $56         $129         $200         $234
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.29%        2.07%        2.09%        2.08%        2.07%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                         1.91%(f)     1.91%(f)     1.98%        2.08%        2.07%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.79%)       (.83%)       (.88%)      (1.17%)      (1.40%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%         110%         101%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (41.18%)     (17.99%)       (.03%)      22.03%        6.25%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after reduction for earnings and bank fee credits was 1.90% for the year ended March 31, 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $3.58        $5.48        $6.77        $6.75        $6.51
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.04)(b)     (.05)        (.08)        (.09)
Net gains (losses) (both realized and
 unrealized)                                         (1.46)        (.82)         .03         1.42          .50
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.48)        (.86)        (.02)        1.34          .41
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)       (1.32)        (.17)
Tax return of capital                                   --         (.05)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)       (1.32)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.10        $3.58        $5.48        $6.77        $6.75
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $5           $9          $12          $12
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.30%        2.07%        2.08%        2.08%        2.07%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                         1.91%(f)     1.91%(f)     1.98%        2.08%        2.07%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.79%)       (.83%)       (.87%)      (1.16%)      (1.40%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%         110%         101%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (41.34%)     (17.76%)       (.03%)      22.03%        6.25%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after reduction for earnings and bank fee credits was 1.90% for the year ended March 31, 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.20        $6.17        $7.39        $7.17        $6.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)       .02(b)       .01          .01         (.03)
Net gains (losses) (both realized and
 unrealized)                                         (1.72)        (.95)         .04         1.53          .55
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.71)        (.93)         .05         1.54          .52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)       (1.32)        (.17)
Tax return of capital                                   --         (.05)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)       (1.32)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.49        $4.20        $6.17        $7.39        $7.17
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $13           $6
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .90%         .80%         .84%         .85%         .84%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                          .70%(f)      .74%(f)      .84%         .85%         .84%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .40%         .33%         .13%         .09%        (.19%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%         110%         101%
--------------------------------------------------------------------------------------------------------------
Total return                                       (40.71%)     (16.88%)        .95%       23.58%        7.58%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                 $4.11        $6.09        $7.36
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.00)(c),(d) (.01)(c)     (.01)
Net gains (losses) (both realized and
 unrealized)                                         (1.68)        (.93)         .01
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.68)        (.94)          --
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)
Tax return of capital                                   --         (.05)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.43        $4.11        $6.09
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.63%        1.62%        1.70%(g)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h)                         1.23%(i)     1.28%(i)     1.60%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.11%)       (.22%)       (.27%)(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%
--------------------------------------------------------------------------------------------------------------
Total return                                       (40.88%)     (17.30%)        .25%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                 $4.12        $6.10        $7.36
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(c)       .00(c),(d)    --
Net gains (losses) (both realized and
 unrealized)                                         (1.69)        (.94)         .01
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.68)        (.94)         .01
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)
Tax return of capital                                   --         (.05)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.44        $4.12        $6.10
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.38%        1.39%        1.45%(g)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h)                          .97%(i)     1.03%(i)     1.35%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .15%         .03%        (.01%)(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%
--------------------------------------------------------------------------------------------------------------
Total return                                       (40.78%)     (17.27%)        .41%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.16        $6.10        $7.33        $7.14        $6.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)       .02(b)        --         (.01)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         (1.70)        (.92)         .04         1.52          .52
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.69)        (.90)         .04         1.51          .49
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)       (1.32)        (.17)
Tax return of capital                                   --         (.05)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)       (1.32)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.47        $4.16        $6.10        $7.33        $7.14
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--           $1           $1
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.17%        1.10%        1.14%        1.13%        1.12%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                          .72%(f)      .77%(f)     1.05%        1.13%        1.12%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .37%         .29%         .07%        (.20%)       (.46%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%         110%         101%
--------------------------------------------------------------------------------------------------------------
Total return                                       (40.62%)     (16.60%)        .82%       23.25%        7.14%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended March 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

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CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended March 31,                         2009         2008     2007(b)
Net asset value, beginning of period                 $4.14        $6.11        $7.36
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(c)       .02(c)       .01
Net gains (losses) (both realized and
 unrealized)                                         (1.69)        (.95)         .01
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.68)        (.93)         .02
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.99)       (1.27)
Tax return of capital                                   --         (.05)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --        (1.04)       (1.27)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $2.46        $4.14        $6.11
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .89%         .87%         .96%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                          .73%(h)      .79%(h)      .85%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .39%         .28%         .51%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               222%         179%         158%
--------------------------------------------------------------------------------------------------------------
Total return                                       (40.58%)     (17.07%)        .55%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after reduction for earnings and bank fee credits was 0.78% for the year ended March 31, 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Small Cap Advantage Fund (the Fund) is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At March 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I, Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157

--------------------------------------------------------------------------------
30  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or is exercised. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At March 31, 2009, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the

--------------------------------------------------------------------------------
32  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2009, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At March 31, 2009, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $352,103 and accumulated net realized loss has been decreased by $86,319 resulting in a net reclassification adjustment to decrease paid-in capital by $438,422.

The tax character of distributions paid for the years indicated is as follows:

                                          YEAR ENDED MARCH 31,
                             2009                       2008
                   ORDINARY     LONG-TERM      ORDINARY      LONG-TERM    TAX RETURN
                    INCOME    CAPITAL GAIN      INCOME     CAPITAL GAIN   OF CAPITAL
------------------------------------------------------------------------------------
Class A..........     $--          $--       $21,206,338    $33,005,357   $2,681,473
Class B..........      --           --         5,641,595      8,780,062      713,324
Class C..........      --           --           455,481        718,492       58,373
Class I..........      --           --               577            898           73
Class R2.........      --           --               264            411           34
Class R3.........      --           --               264            411           34
Class R4.........      --           --             6,040          9,397          764
Class R5.........      --           --               264            411           34


At March 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(146,526,808)
Unrealized appreciation (depreciation)........  $  (3,445,124)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain

--------------------------------------------------------------------------------
34  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At March 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.79% to 0.665% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $367,087 for the year ended March 31, 2009. The management fee for the year ended March 31, 2009 was 0.61% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager had a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially-owned subsidiary of Ameriprise Financial. Effective Dec. 1, 2008, this subadvisory agreement was terminated. Since Dec. 1, 2008, RiverSource Investments has solely managed the Fund.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended March 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
36  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


administrative services to the Fund and the Board. For the year ended March 31, 2009, other expenses paid to this company were $1,215.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $868,000 and $29,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2009, and may be recovered

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $145,878 for Class A, $25,067 for Class B and $164 for Class C for the year ended March 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended March 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive adjustment, were as follows:

Class A.............................................  1.15%
Class B.............................................  1.91
Class C.............................................  1.91
Class I.............................................  0.70
Class R2............................................  1.23
Class R3............................................  0.97
Class R4............................................  0.72
Class R5............................................  0.73


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $338,648
Class B..........................................    69,582
Class C..........................................     7,063
Class R4.........................................         8


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................  $ 6
Class R3............................................    6
Class R4............................................   95


The management fees waived/reimbursed at the Fund level were $373,008.

Under an agreement which was effective until March 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------
38  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.33%
Class B.............................................  2.10
Class C.............................................  2.09
Class I.............................................  0.88
Class R2............................................  1.68
Class R3............................................  1.43
Class R4............................................  1.16
Class R5............................................  0.93


Effective April 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until March 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.33%
Class B.............................................  2.10
Class C.............................................  2.09
Class I.............................................  0.88
Class R2............................................  1.68
Class R3............................................  1.43
Class R4............................................  1.18
Class R5............................................  0.93


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended March 31, 2009, the Fund's custodian and transfer agency fees were reduced by $1,833 as a result of earnings and bank fee credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from April 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $157,209 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $456,153,433 and $530,980,974, respectively, for the year

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



ended March 31, 2009. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED MARCH 31, 2009
                                     ISSUED FOR
                                     REINVESTED                        NET
                           SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 6,026,523            --   (21,915,075)     (15,888,552)
Class B                   458,312            --    (7,517,681)      (7,059,369)
Class C                   131,015            --      (442,908)        (311,893)
Class R4                    1,577            --       (12,459)         (10,882)
----------------------------------------------------------------------------------


                                         YEAR ENDED MARCH 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                           SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 5,296,654    12,350,156   (34,113,845)     (16,467,035)
Class B                   571,831     3,717,971   (12,206,443)      (7,916,641)
Class C                    93,742       301,981      (663,312)        (267,589)
Class R4                       --         3,367       (51,236)         (47,869)
----------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement ("the Agreement") with JPMorgan Chase Bank, National Association ("JPMorgan"). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The value of such investments, including any uninvested cash collateral balances, are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2009, securities valued at $26,766,525 were on loan secured by cash collateral of $27,074,066 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
40  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $35,671 earned from securities lending from Dec. 1, 2008 through March 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $5,816 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $64,293 earned from securities lending from April 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $98,732,784 and $110,263,721, respectively, for the year ended March 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at March 31, 2009, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended March 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $26,058,315 at March 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise

--------------------------------------------------------------------------------
42  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At March 31, 2009, the Fund had a post-October loss of $120,468,493 that is treated for income tax purposes as occurring on April 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
44  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

The Board of Directors of RiverSource Small Cap Advantage Fund has approved in principle the proposed merger of the Fund into Seligman Smaller-Cap Value Fund. At a Special Meeting of Shareholders scheduled to be held on June 2, 2009, shareholders who owned shares on April 3, 2009 will vote on the proposal.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE SMALL CAP ADVANTAGE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Small Cap Advantage Fund (the Fund) (one of the portfolios constituting the RiverSource Strategy Series, Inc.) as of March 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
46  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Advantage Fund of the RiverSource Strategy Series, Inc. at March 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 19, 2009


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended March 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
48  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 65
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 66                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
50  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 45                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
52  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2009 ANNUAL REPORT  53

RIVERSOURCE SMALL CAP ADVANTAGE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6427 P (5/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Strategy Series, Inc. were as follows:

                         2009 - $59,295   2008 - $55,950

(b) Audit - Related Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Strategy Series, Inc. were as follows:

                          2009 - $2,625   2008 - $2,385

(c) Tax Fees. The fees for the year ended March 31, to Ernst & Young LLP for tax compliance related services for RiverSource Strategy Series, Inc. were as follows:

                          2009 - $9,540   2008 - $9,000

(d) All Other Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Strategy Series, Inc. were as follows:

                              2009 - $0   2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2009 - $599,485   2008 - $549,885

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   RiverSource Strategy Series, Inc.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date June 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date June 2, 2009


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date June 2, 2009